As filed with the Securities and Exchange Commission on October 7, 2011
Securities Act File No. 333-175925
Investment Company Act File No. 811-22593

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2
☑	Registration Statement under the Securities Act of 1933

☑	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.
and/or
☑	Registration Statement under the Investment Company Act of 1940

☑	Amendment No. 1

THE CUSHING ROYALTY & INCOME FUND
(Exact Name of Registrant as Specified in Charter)

8117 Preston Road, Suite 440
Dallas, Texas 75225
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (214) 692-6334
Jerry V. Swank
Cushing MLP Asset Management, LP
8117 Preston Road, Suite 440
Dallas, Texas 75225
(Name and Address of Agent for Service)

Copies to:

Philip H. Harris, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036	Richard H. Kronthal, Esq Andrews Kurth LLP 450 Lexington Avenue New York, New York 10017

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . .☐
It is proposed that this filing will become effective (check appropriate box):
☐	When declared effective pursuant to section 8(c).
If appropriate, check the following box:
☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
	Amount Being	Offering Price Per	Aggregate Offering	Amount of
Title of Securities Being Registered	Registered	Share(1)	Price(1)	Registration Fee(2)
Common Shares, $.001 par value	20,000 Shares	$20.00	$1,000,000	$116.10

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Subject to Completion, dated October 7, 2011

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
PRELIMINARY PROSPECTUS
Shares
The Cushing Royalty & Income Fund
$           per Share
     Investment Objective. The Cushing Royalty & Income Fund (the “Fund”) is organized as a Delaware statutory trust and is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to seek a high total return with an emphasis on current income. No assurance can be given that the Fund’s investment objective will be achieved.
     Investment Strategy. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”), exploration and production master limited partnerships (“MLPs”) and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”). The Fund is managed by Cushing MLP Asset Management, LP (the “Investment Adviser”).
     The Fund’s common shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “      ”.
     Investment in the Fund’s common shares involves substantial risks arising from the Fund’s investments in the securities of Energy Companies, its concentration in the energy sector and its use of leverage. Before buying any of the Fund’s common shares, you should read the discussion of the material risks of investing in the Fund in “Principal Risks of the Fund” beginning on page 44 of this Prospectus.
     No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Estimated offering expenses(3)	$	$
Proceeds, after expenses, to the Fund	$	$

(1)	The Fund has granted the underwriters an option to purchase up to an additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting.”

(2)	The Investment Adviser has agreed to pay from its own assets a structuring fee to . The Investment Adviser may also pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering. See “Underwriting.”

(3)	The Investment Adviser has agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $ per common share. The costs of the offering are estimated to be approximately $ of which $ ($ per common share) will be borne by the Fund and $ of which ($ per common share) will be borne by the Investment Adviser.

The underwriters expect to deliver the common shares to purchasers on or about          , 2011.

The date of this prospectus is      , 2011.

(continued from previous page)
     The Energy Trusts in which the Fund will invest will principally be U.S. royalty trusts and Canadian royalty trusts and exploration and production (“E&P”) companies. U.S. royalty trusts manage net royalty and/or net working interests in mature crude oil and natural gas producing properties in the United States. Canadian royalty trusts and Canadian E&P companies engage in the acquisition, development and production of crude oil and natural gas in Canada and the U.S.
     The Fund will also invest in the upstream E&P MLP sector. E&P MLPs are focused on the exploration, development, and acquisition of oil and natural gas producing properties, including exploration and production of oil and natural gas at the wellhead for sale to third parties. MLPs are limited partnerships or limited liability companies which receive at least 90% of their income from the development, production, processing, refining, transportation, storage and marketing of natural resources.
     The Fund may also invest in securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage, including companies which operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products, as well as other energy companies (“Other Energy Companies,” and together with Energy Trusts and MLPs, “Energy Companies”).
     The Fund seeks to achieve its investment objective through investments in public and private Energy Companies that, in the Investment Adviser’s view, have the most attractive fundamental growth prospects. The Fund expects to make equity investments in a mix of publicly traded securities and non-readily marketable securities that may be issued by public or private companies. The Fund may seek to hedge certain risks such as overall market, interest rate and commodity price risk.
     The Fund’s Investment Adviser selects a core group of Energy Companies utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio of Energy Trusts, E&P MLPs and Other Energy Companies to take advantage of the changing dynamics within the upstream energy sector. The Fund will be actively managed and the quantitative analysis will be dynamic in conjunction with the Investment Adviser’s proprietary research process. The Investment Adviser utilizes its vast financial and industry experience to identify the absolute and relative value opportunities across the different upstream energy subsectors that, in the Investment Adviser’s view, present the best investments. The results of the Investment Adviser’s analysis and comprehensive investment process will influence the weightings of positions held by the Fund within each subsector.
     The Fund will generally seek to invest in 20 to 40 issuers with generally no more than 10% of Managed Assets (as defined in this Prospectus) in any one issue and no more than 20% of Managed Assets in any one issuer, in each case, determined at the time of investment. For purposes of this limit, an “issuer” includes both an issuer and its controlling general partner, managing member or sponsor and an “issue” is a class of an issuer’s securities or a derivative security that tracks that class of securities. Among other things, the Investment Adviser will use fundamental, proprietary research to seek to identify the most attractive Energy Companies with strong fundamental growth prospects and may seek to invest in initial public offerings (“IPOs”) and secondary market issuances, private investment in public equity (“PIPE”) transactions and private transactions, including pre-acquisition and pre-IPO equity issuances and investments in related private upstream energy companies or direct royalty or working interests in crude oil, natural gas or natural gas liquids. Generally, no more than 30% of the Fund’s portfolio will be in PIPE or other private or restricted securities at the time of investment.
     Leverage. The Fund may seek to increase current income and capital appreciation by utilizing leverage. The Fund may utilize leverage through the issuance of commercial paper or notes and other forms of borrowing (“Indebtedness”) or the issuance of preferred shares, in each case within the applicable limits of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Fund may leverage through Indebtedness in an aggregate amount of up to 33 1/3% of its Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares). Under current market conditions, the Fund may utilize leverage principally through Indebtedness in an amount equal to approximately 33 1/3% of the Fund’s Managed Assets, including the proceeds of such leverage. The Fund has no present intention to issue preferred shares. The costs associated with the issuance and use of leverage will be borne by the holders of the common shares. Leverage is a speculative technique and investors should note that there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage.”
     U.S. Federal Income Tax Considerations. Because of the Fund’s concentration in Energy Trusts and E&P MLP investments, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Instead, the Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by Energy Trust and MLPs to their investors (such as the Fund), a significant portion of the Fund’s income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.
     You should read this Prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated      , 2011 (“SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 84 of this Prospectus, by calling toll-free      , or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). Free copies of the Fund’s reports will also be available from the Fund’s web site at www.cushingcef.com. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus.
     The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date. The Fund will amend this Prospectus if, during the period that this Prospectus is required to be delivered, there are any subsequent material changes.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This Prospectus, including documents incorporated by reference, contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which the Fund’s common shares will trade in the public markets and other factors discussed in this Prospectus and to be discussed in the Fund’s periodic filings with the SEC.
     Although the Fund believes that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Principal Risks of the Fund” section of this Prospectus. You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained or incorporated by reference in this Prospectus are made as of the date of this Prospectus. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the “Securities Act”).
     Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Principal Risks of the Fund” section of this Prospectus. The Fund urges you to review carefully this section for a more detailed discussion of the risks of an investment in the Fund’s securities.

v

PROSPECTUS SUMMARY
     This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares. You should carefully read the more detailed information contained in this Prospectus and the Statement of Additional Information, dated      , 2011 (the “SAI”), especially the information set forth under the heading “Principal Risks of the Fund.”

The Fund	The Cushing Royalty & Income Fund (the “Fund”) is organized as a Delaware statutory trust and is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investments are managed by its investment adviser, Cushing MLP Asset Management, LP (the “Investment Adviser”).

The Offering	The Fund is offering common shares of beneficial interest, par value $.001 per share, through a group of underwriters led by Stifel, Nicolaus & Company, Incorporated. The Fund’s common shares of beneficial interest are called “common shares” and the holders of common shares are sometimes referred to as “common shareholders” in this Prospectus. The initial public offering price is $ per common share. You must purchase at least 100 common shares ($ ) in order to participate in the offering. The Fund has given the underwriters an option to purchase up to additional common shares to cover orders in excess of common shares. The Investment Adviser has agreed to pay (i) all of the Fund’s organizational costs and (ii) offerings costs of the Fund (other than sales load) that exceed $ per common share. See “Underwriting.”

Who May Want to Invest	Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you are seeking:

•   The opportunity for a high level of current income and capital appreciation, with an emphasis on cash distributions to common shareholders, in a fund managed by an experienced team of portfolio and investment professionals.

• The opportunity for current income with exposure to crude oil and natural gas prices.

• Exposure to the growing upstream energy sector.

•   Access through a single investment vehicle to a portfolio of securities issued by energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production (“E&P”) companies (collectively, “Energy Trusts”), E&P master limited partnerships (“MLPs”) and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”) researched and sourced by experienced investment professionals at the Investment Adviser.

• The potential to act as a hedge against rising inflation.

However, an investment in the Fund involves certain associated investment risks. See “Principal Risks of the Fund.”

An Investment in the Fund vs. Direct Investment in Energy Companies	The Investment Adviser believes that an investment in the Fund has certain advantages over direct investment in Energy Companies, such as:

• An investment in the Fund offers access to a number of Energy Companies, providing diversification within the North American energy sector through a single professionally-managed investment vehicle;

• The Fund expects to have access to Energy Trust and E&P MLP securities issued in initial public offerings and follow-on offerings. These securities may offer the potential for increased returns;

•   For tax reporting purposes, each of the Fund’s shareholders will receive a single U.S. Form 1099, rather than a Canadian NR4 Form, U.S. Form 1099, Schedule K-1 or other document containing similar information, as applicable, from each Energy Company investment as would be the case if a shareholder invested directly; and

•   Ability for non-U.S. shareholders to avoid being directly subject to regular net based U.S. federal income tax and return filing requirements with respect to investments in Energy Trusts and E&P MLPs, provided such non-U.S. shareholder’s investment in the Fund is not effectively connected with the conduct of a trade or business in the United States by such shareholder. Non-U.S. shareholders would generally be subject to regular net based U.S. federal income tax on income from direct investments in Energy Trusts and E&P MLPs treated as effectively connected with a U.S. trade or business.

Investment Objective	The Fund’s investment objective is to seek a high total return with an emphasis on current income. There can be no assurance that the Fund’s investment objective will be achieved.

Principal Investment Policies	The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”), exploration and production master limited partnerships (“MLPs”) and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”).

The Fund generally will generally seek to invest in 20 to 40 issuers with generally no more than 10% of Managed Assets (as defined herein) in any one issue and no more than 20% of Managed Assets in any one issuer, in each case, determined at the time of investment. For purposes of this limit, an “issuer” includes both an issuer and its controlling general partner, managing member or sponsor, and an “issue” is a class of an issuer’s securities or a derivative security that tracks that class of securities.

The Fund may invest up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies.

The Fund may invest up to 25% of its Managed Assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment.

The Fund may invest up to 20% of its Managed Assets in securities of companies that are not Energy Companies. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities.

The Fund will not invest directly in commodities.

The Fund’s investment objective and percentage parameters, are not fundamental policies of the Fund and may be changed without shareholder approval.

Investment Philosophy	The Fund seeks to achieve its investment objective through investments in public and private Energy Companies that, in the Investment Adviser’s view, have the most attractive fundamental growth prospects. The Fund expects to make equity investments predominantly in publicly traded securities and non-readily marketable securities that may be issued by public or private companies. The Fund may seek to hedge risks to the portfolio as deemed prudent by the Investment Adviser.

The Investment Adviser seeks to invest in Energy Companies that have dividend or distribution yields that, in the Investment Adviser’s view, are attractive relative to comparable companies. The Investment Adviser seeks to make investments in Energy Companies with operations in the development and production of crude oil and natural gas. Among other things, the Investment Adviser will use fundamental, proprietary research to seek to identify the most attractive investments with attractive dividend or distribution yields and distribution growth prospects.

The Fund will primarily focus on Energy Companies that manage royalties and net working interests in mature oil and gas producing properties in the United States and Canada. Unitholders generally receive most of the cash flows from these investments in the form of monthly or quarterly distributions.

The Investment Adviser selects a core group of Energy Trusts utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio of Energy Trusts , E&P MLPs and Other Energy Companies to take advantage of the changing dynamics within the upstream energy sector . The Fund will be actively managed and the quantitative analysis will be dynamic in conjunction with the Investment Adviser’s proprietary research process. The Investment Adviser utilizes its financial and industry experience to identify the absolute and relative value Energy Trusts that, in the Investment Adviser’s view, present the best investment opportunities. The results of the Investment Adviser’s analysis and comprehensive investment process will influence the weightings of positions held by the Fund.

Certain of the Energy Companies in which the Fund may invest may have small- or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. The Investment Adviser defines “small-cap companies” as those with a low market capitalization, generally less than $1 billion, and “mid-cap companies” as those with a market capitalization between $1 billion and $3 billion.

The Fund’s Investments	U.S. Royalty Trusts. U.S. royalty trusts passively manage royalties and net working interests in mature oil and gas producing properties in the United States. U.S. royalty trusts own the property rights to the wells or mines, and typically rely on an outside drilling or mining company to extract the resources. The outside company then pays a royalty to the royalty trust or exploration and production company. Unitholders generally receive most of the cash flows from these investments in the form of distributions. U.S. royalty trusts do not acquire new properties, operate the existing properties within the trust, issue new equity or debt and engage in limited hedging of production. Since they are restricted to their original properties – for example, a group of oil fields or natural-gas-bearing rock formations – U.S. royalty trusts deplete over time and are eventually dissolved. A U.S. royalty trust typically has no employees or other operations.

The business and affairs of U.S. royalty trusts are typically managed by a bank as trustee. No unitholder of a U.S. royalty trust has the ability to manage or influence the management of the trust (except through its limited voting rights as a holder of trust units). The trustee can authorize the trust to borrow money to pay trust administrative or incidental expenses and the trustee may also hold funds awaiting distribution. U.S. royalty trusts typically make periodic cash distributions of substantially all of their cash receipts, after deducting the trust’s administrative and out-of-pocket expenses. Distributions will rise and fall with the underlying commodity price, as they are directly linked to the profitability of the trust, and can be paid monthly, quarterly or annually, at the discretion of the trustee. U.S. royalty trusts are exposed to commodity risk and, to a lesser extent, production and reserve risk, as well as operating risk.

U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Canadian Royalty Trusts and Canadian Exploration and Production Companies. Similar to U.S. royalty trusts, the principal business of Canadian royalty trusts is the production and sale of crude oil and natural gas. Canadian royalty trusts pay out to unitholders a varying amount of the cash flow that they receive from the production and sale of underlying crude oil and natural gas assets. The amount of distributions paid to unitholders will vary based upon production levels, commodity prices and expenses. Unlike U.S. royalty trusts, Canadian royalty trusts and Canadian E&P companies may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves. They may have employees, issue new shares, borrow money, acquire additional properties, and may manage the resources themselves. Thus,

Canadian royalty trusts and E&P companies may grow through acquisition of additional oil and gas properties or producing companies with proven reserves, funded through the issuance of additional equity or debt. As a result, Canadian royalty trusts and Canadian E&P companies are exposed to commodity risk and production and reserve risk, as well as operating risk.

On October 31, 2006, the Canadian Minister of Finance announced a Tax Fairness Plan for Canadians. A principal component of the plan involved changing the taxation rules governing income trusts. The Minister of Finance announced a tax rate on trust distributions that would start at 34% initially, and then drop to 31.5% by 2011. As a result of this change in taxation rules, Canadian income trusts are now taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors. In response to this change, most Canadian royalty trusts converted to corporations and have reduced their dividends.

Master Limited Partnerships. MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity and has an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors.

The Fund intends to concentrate its investments in the upstream E&P MLP sector. E&P MLPs are focused on the exploration, development, and acquisition of oil and natural gas producing properties, including exploration and production of oil and natural gas at the wellhead for sale to third parties.

Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or managing member interest.

Other Equity Securities. The Fund may invest in equity securities of Other Energy Companies, including companies that operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products. The Fund may also invest in equity securities of other issuers engaged in other sectors, including the finance and real estate sectors. Other Energy Companies and other issuers in which the Fund may invest may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of Energy Trusts or MLP units.

Restricted Securities. The Fund may invest up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies. “Restricted securities” are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. The Fund’s investments in restricted securities may include privately issued securities of both public and private issuers.

Debt Securities. The Fund may invest up to 25% of its Managed Assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s, (ii) B- by S&P or Fitch, or (iii) of a comparable rating by another NRSRO or (b) with respect to up to 10% of its Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.

Non-U.S. Securities. The Fund may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by American Depositary Receipts or “ADRs.” ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

Investment Characteristics of Energy Trusts and E&P MLPs	The Investment Adviser believes that the following characteristics of Energy Trusts and E&P MLPs make them attractive investments:

•     Energy Trusts receive their revenue stream directly from the cash flows generated by the sale of crude oil, natural gas and natural gas liquids taken from the producing assets and acreage, and therefore higher commodity prices flow directly through to the cash flow paid to unitholders.

• Energy Trusts and E&P MLPs provide direct exposure to fluctuations in crude oil and natural gas prices because future distributions by these vehicles are a function of production volume and commodity prices.

• The majority of Energy Trusts own crude oil, natural gas and natural gas liquid assets with stable production profiles

• Energy Trusts and E&P MLPs typically distribute the majority of their cash flows either in the form of dividends or return of invested capital.

• Energy Trusts provide the potential for current income through monthly or quarterly distributions.

•     Energy Trusts formed within the last two years typically hedged production for the first two to four years of the trust’s existence as a means to establish regular distributions and minimize the impact of fluctuating commodity prices; thereafter, distributions will fluctuate with production volume and commodity prices.

• Energy Trusts provide commodity exposure without the increased complexities of investing directly in commodity futures or the potential tracking error of investing in commodity funds.

An investment in Energy Trusts also involves risks, some of which are described below under “Principal Risks of the Fund.”

Leverage	The Fund may seek to increase current income and capital appreciation by utilizing leverage. The Fund may utilize leverage through the issuance of commercial paper or notes and other forms of borrowing (“Indebtedness”) or the issuance of preferred shares, in each case within the applicable limits of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Fund may leverage through Indebtedness in an aggregate amount of up to 33 1/3% of its Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares). Under current market conditions, the Fund may utilize leverage principally through Indebtedness in an amount equal to approximately 33 1/3% of the Fund’s Managed Assets, including the proceeds of such leverage. The Fund has no present intention to issue preferred shares. The costs associated with the issuance and use of leverage will be borne by the holders of the common shares. Leverage is a speculative technique and investors should note that there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund will only utilize leverage when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of leverage for investment purposes creates opportunities for greater current income and capital appreciation, but at the same time increases risk. When leverage is employed, the net asset value, market price of the common shares and the yield to holders of common shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s common shares may decrease more quickly than would otherwise be the case, and distributions on the common shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to common shareholders.

The costs associated with the issuance and use of leverage will be borne by the holders of the common shares. Because the investment management fee paid to the Investment Adviser is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage, the dollar amount of the management fee paid by the Fund to the Investment Adviser will be higher (and the Investment Adviser will be benefited to that extent) when leverage is utilized. The Investment Adviser will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees). There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage.”

Other Investment Practices	Strategic Transactions. The Fund may, but is not required to, use investment strategies (referred to herein as “Strategic Transactions”) for hedging, risk management or portfolio management purposes or to earn income. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. For a more complete discussion of the Fund’s investment practices involving transactions in derivatives and certain other investment techniques, see “The Fund’s Investments—Other Investment Practices—Strategic Transactions” in this Prospectus and “Strategic Transactions” in the Fund’s SAI.

Other Investment Companies. The Fund may invest in securities of other closed-end or open-end investment companies (including ETFs) that invest primarily in Energy Companies in which the Fund may invest directly to the extent permitted by the 1940 Act. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive Energy Company securities available in the market, or when the Investment Adviser believes share prices of other investment companies offer attractive values. To the extent that the Fund invests in investment companies that invest primarily in Energy Companies, such investments will be counted for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in Energy Companies.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”), which are typically unsecured, unsubordinated debt securities that trade on a securities exchange and are designed to replicate the returns of market benchmarks minus applicable fees. To the extent that the Fund invests in ETNs that are designed to replicate indices comprised primarily of securities issued by Energy Trust entities, such investments will be counted for purposes of the Fund’s policy of investing at least

80% of its Managed Assets in Energy Trust investments.

New Securities and Other Investment Techniques. New types of securities and other investment and hedging practices are developed from time to time. The Investment Adviser expects, consistent with the Fund’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if the Investment Adviser believes that these investments and investment techniques may assist the Fund in achieving its investment objective.

Short Sales, Arbitrage and Other Strategies. The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies, write (or sell) covered call options on the securities of Energy Companies or other securities held in its portfolio, write (or sell) uncovered call options on the securities of Energy Companies, purchase call options or enter into swap contracts to increase its exposure to Energy Companies, or sell securities short. With a long position, the Fund purchases a stock outright, but with a short position, it would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. To increase its exposure to certain issuers, the Fund may purchase call options or use swap agreements. The Fund expects to use these strategies on a limited basis. See “Principal Risks of the Fund — Short Sales Risk” and “Principal Risks of the Fund — Strategic Transactions Risk.”

Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 102% of the value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans.

Temporary Defensive Strategies. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Investment Adviser	The Fund’s investments are managed by its Investment Adviser, Cushing MLP Asset Management, LP, whose principal business address is 8117 Preston Road, Suite 440, Dallas, Texas 75225. The Investment Adviser serves as investment adviser to registered and unregistered funds, which invest primarily in securities of MLPs and Other Energy Companies. The

Investment Adviser is also the sponsor of The Cushing® 30 MLP Index which is a fundamentally based MLP index, comprised of 30 equally weighted publicly traded energy infrastructure MLPs and The Cushing® High Income MLP Index which tracks the performance of 30 publicly traded MLP securities with an emphasis on current yield. The Investment Adviser continues to seek to expand its platform of energy-related investment products, leveraging extensive industry contacts and significant research depth to drive both passive and actively managed investment opportunities for individual and institutional investors. The Investment Adviser seeks to identify and exploit investment niches that it believes are generally less understood and less followed by the broader investor community.

The Investment Adviser considers itself one of the principal professional institutional investors in the Energy Company and MLP space based on the following:

• An investment team with extensive experience in analysis, portfolio management, risk management, and private securities transactions.

• A focus on bottom-up, fundamental analysis performed by its experienced investment team is core to the Investment Adviser’s investment process.

•   The investment team’s wide range of professional backgrounds, market knowledge, industry relationships, and experience in the analysis, financing, and structuring of energy income investments give the Investment Adviser insight into, and the ability to identify and capitalize on, investment opportunities in Energy Companies.

• Its central location in Dallas, Texas and proximity to major players and assets in the midstream and upstream sectors.

Tax Treatment of the Fund	Because of the Fund’s concentration in Energy Trust and MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Code. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) and is subject to state income tax by reason of its investments in equity securities of Energy Trusts and MLPs. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payments of U.S. corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the shares. In addition, distributions to shareholders of the Fund will be taxed under federal income tax laws applicable to corporate distributions, and thus a significant portion of the Fund’s taxable income may be subject to a double layer of taxation.

The Fund believes that as a result of the tax characterization of cash distributions made by Energy Trusts and MLPs to their investors (such as the Fund), a portion of the Fund’s income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will accrue deferred income taxes for its future tax liability associated with that portion of distributions on equity securities of Energy Trusts and MLPs considered to be a return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. These accrued deferred income taxes will be reflected in the calculation of the Fund’s net asset value per common share. Upon the Fund’s sale of an Energy Trust or MLP equity security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by Energy Trusts and MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available, which could have a material impact on the Fund’s net asset value.

Distributions	The Fund intends to make regular quarterly cash distributions of all or a portion of its income to its common shareholders.

The Fund believes that as a result of the tax characterization of cash distributions made by Energy Trusts and MLPs to their investors (such as the Fund), a portion of the Fund’s income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

In general, a portion of the distribution will constitute a return of capital to a common shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in common shares of the Fund and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells common shares of the Fund. Distributions in excess of the Fund’s current and accumulated earnings and profits that are in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Initial distributions to common shareholders are expected to be declared within 60 to 90 days, and paid within 90 to 120 days, after completion of the common share offering, depending upon market conditions. Due to the timing of the Fund’s offering of common shares and expected receipt of initial distributions from Energy Trusts and MLPs in which the Fund will invest, the Fund anticipates that a significant portion of its first distribution to common shareholders will be made from sources other than cash distributions from Energy Trusts and MLPs and may consist of a return of capital.

The Fund’s distribution rate will vary based upon the distributions received from underlying investments in Energy Trusts and MLPs. To permit it to maintain a more stable quarterly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions and, until distributed, would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. See “Distributions.”

Dividend Reinvestment Plan	Shareholders will automatically have all distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

Listing and Symbol	The common shares of the Fund are expected to be listed on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “ ”.

Principal Risks of the Fund	Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.

No Operating or Trading History. The Fund is a newly organized, non-diversified, closed-end management investment company and it has no operating or public trading history. Being a recently organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of an investor’s entire investment. The Fund’s common shares at any point in time may be worth less than at the time of original investment, even after taking into account the reinvestment of the Fund’s dividends. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Fund’s common shares is not intended to constitute a complete investment program and should not be viewed as such.

Energy Companies Risks. Under normal circumstances, the Fund concentrates its investments in the energy sector, with an emphasis on securities issued by Energy Trusts and E&P MLPs. Energy Trusts, MLPs and Other Energy Companies are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk. Energy Companies may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing and crude oil refining and transportation may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. See “Principal Risks of the Fund — Energy Companies Risks — Commodity Price Risk.”

Cyclicality Risk. The operating results of companies in the broader energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund will invest.

Supply Risk. A significant decrease in the production of natural gas, crude oil or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of certain Energy Companies and, therefore, their ability to make distributions or pay dividends. See “Principal Risks of the Fund — Energy Companies Risks — Supply Risk.”

Demand Risk. A sustained decline in demand for natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an Energy Company’s revenues and cash flows. See “Principal Risks of the Fund — Energy Companies Risks — Demand Risk.”

Risks Relating to Expansions and Acquisitions. Some Energy Companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. See “Principal Risks of the Fund — Energy Companies Risks — Risks Relating to Expansions and Acquisitions.”

Competition Risk. The energy sector is highly competitive. To the extent that the Energy Companies in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund. See “Principal Risks of the Fund — Energy Companies Risks — Competition Risk.”

Weather Risk. Extreme weather conditions, such as Hurricane Ivan in

2004, Hurricanes Katrina and Rita in 2005 and Hurricane Ike in 2008, could result in substantial damage to the facilities of certain Energy Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of Energy Companies, and could therefore adversely affect their securities.

Interest Rate Risk. The prices of debt securities of the Energy Companies the Fund expects to hold in its portfolio are, and the prices of equity securities held in its portfolio may be, susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain Energy Companies as a result of the increased availability of alternative investments with yields comparable to those of Energy Companies. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Sub-Sector Specific Risk. Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate.

   •   Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

   •   Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates.

   •   Oil. In addition to the risk described above applicable to gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products as a result of the 2010 Deepwater Horizon oil spill and the reaction thereto. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain Energy Companies and the oil industry in general. Continued financial deterioration of BP plc as a result of the 2010 Deepwater Horizon oil spill may have wide-ranging and unforeseen impacts on the oil industry and the broader energy sector.

Cash Flow Risk. The Fund will derive substantially all of its cash flow from investments in equity securities of Energy Companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the Energy Companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Fund will likely have limited or no influence over the actions of the Energy Companies in which it invests with respect to the payment of distributions or dividends. See “Principal Risks of the Fund — Energy Companies Risks — Cash Flow Risk.”

Regulatory Risk. The profitability of Energy Companies could be adversely affected by changes in the regulatory environment. Energy Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Energy Companies may be adversely affected by future regulatory requirements. While the nature of such regulations cannot be predicated at this time, they may impose additional costs or limit certain operations by Energy Companies operating in various sectors. See “Principal Risks of the Fund — Energy Companies Risks — Regulatory Risk.”

Environmental Risk. There is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies, and the cost of any remediation that may become necessary. Energy Companies may not be able to recover these costs from insurance. In addition, regulation can change over time in both scope and intensity, may have adverse effects on Energy Companies and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events. For example, the Obama Administration imposed a six-month moratorium on virtually all deepwater drilling activity in the Gulf of Mexico in response to the 2010 Deepwater Horizon blowout and resulting oil spill. See “Principal Risks of the Fund — Energy Companies Risks — Environmental Risk.”

Affiliated Party Risk. Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy Company’s parents or sponsors to satisfy their payments or obligations would impact the Energy Company’s revenues and cash flows and ability to make distributions. Moreover, the terms of an Energy Company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the

Energy Company as a transaction with a non-affiliate.

Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of Energy Companies. Energy Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

2012 U.S. Federal Budget. The proposed U.S. federal budget for fiscal year 2012 calls for the elimination of specific tax incentives widely used by oil and gas companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect Energy Companies in which the Fund invests and/or the energy sector generally.

Risks Associated with U.S. Royalty Trusts. The U.S. royalty trusts in which the Fund invests are heavily invested in crude oil and natural gas. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unitholders (such as the Fund), rather than reinvested in the business. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Risks Associated with Canadian Royalty Trusts and Canadian Exploration and Production Companies. Canadian royalty trusts are generally subject to similar risks as U.S. royalty trusts, as described above. However, unlike U.S. royalty trusts and Canadian royalty trusts and E&P companies may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves. They may have employees, issue new shares, borrow money, acquire additional properties, and may manage the resources themselves. As a result, Canadian royalty trusts and Canadian E&P companies are exposed to commodity risk and production and reserve risk, as well as operating risk.

Under amendments to the Income Tax Act (Canada) passed in 2007 (the

“SIFT Rules”), certain trusts (defined as “SIFT trusts”) are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. A trust that began public trading before November 1, 2006 will not be subject to the SIFT Rules until the first year of the trust that ends in 2011, unless the trust exceeds “normal growth guidelines” incorporated by reference into the Income Tax Act (Canada). In addition, as a result of the SIFT Rules, some trusts may undertake reorganization transactions, the costs of which may affect the return earned on an investment in the trust. After any such conversion, tax efficiencies that were formerly available in respect of an investment in the trust may cease to be available. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of shares of the Fund.

Risks Associated with MLP Structure. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The benefit the Fund will derive from its investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP has no U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%). In addition, if an MLP were to be classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by the Fund from it would be taxed under U.S. federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s common shares.

MLP subordinated units are not typically listed on an exchange or publicly traded. Holders of MLP subordinated units are entitled to receive a distribution only after the minimum quarterly distribution (the “MQD”) has been paid to holders of common units, but prior to payment of incentive distributions to the general partner or managing member. MLP subordinated units generally do not provide arrearage rights.

General partner and managing member interests are not publicly traded, though they may be owned by publicly traded entities such as general partners of MLPs. A holder of general partner or managing member interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a general partner or managing member’s incentive distribution rights can mean that general partners and managing members have higher distribution growth prospects than their underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unitholders in the event of a reduction in the MLP’s quarterly distribution. A general partner or managing member interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically by a supermajority vote of the limited partners or members.

Risks Associated with an Investment in IPOs. Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile, thus the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease. See “Principal Risks of the Fund — Risks Associated with an Investment in IPOs.”

Risks Associated with an Investment in PIPE Transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the Securities and Exchange Commission (the “SEC”). PIPE securities may be deemed illiquid.

Privately Held Company Risk. Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “Principal Risks of the Fund — Liquidity Risk.”

Liquidity Risk. The investments made by the Fund, including investments in Energy Companies, may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the value at which the Fund is carrying the securities on its books or the amount paid for such investments by the Fund. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability. See “Principal Risks of the Fund — Liquidity Risk.”

Tax Risks. In addition to other risk considerations, an investment in the Fund’s common shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund’s common shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors. See “Certain U.S. Federal Income Tax Considerations.”

C Corporation Structure Tax Risks. The Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Fund’s concentration in MLP investments and Energy Trusts, the Fund will not be eligible for passthrough-like tax treatment as a regulated investment company under the Code. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) and will be subject to state and local income tax by reason of its investments in equity securities of MLPs and Energy Trusts.

U.S. Royalty Trust Tax Risks. U.S. Royalty Trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. Royalty Trust is required to take into account its share of all items of the U.S. Royalty Trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. Royalty Trust may exceed the cash actually distributed to it from the U.S. Royalty Trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

MLP Tax Risks. As a limited partner or member in the MLPs in which the Fund will invest, the Fund will be required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Historically, a significant portion of the distributions on MLPs equity securities has been offset by tax deductions. As the holder of an MLP equity security, the Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or the Fund’s net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund. The final portion of the distributions received by the Fund that are considered return of capital will not be known until the Fund’s receives a schedule K-1 with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

Deferred Tax Risks. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP’s tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. Upon the Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share, which could be material.

The Fund will accrue a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

The investment strategy of investing primarily in Energy Trusts and MLPs and electing to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

Tax Law Changes Risk. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the Energy Companies in which the Fund will invest. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s common shareholders. Federal legislation has reduced the U.S. federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2012, and the 15% federal income tax rate for long-term capital gains is scheduled to revert to 20% for such taxable years.

Equity Securities Risk. Equity securities of Energy Companies can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the energy sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular Energy Company (which, in the case of an Energy Trust or MLP, is generally measured in terms of distributable cash flow). Prices of equity securities of individual Energy Companies can also be affected by fundamentals unique to the company, including earnings power and coverage ratios.

Small-Cap and Mid-Cap Company Risk. Certain of the Energy Companies in which the Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap Energy Companies presents some particular investment risks. These Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these Energy Companies may be less liquid than those of larger Energy Companies, and may experience greater price fluctuations than larger Energy Companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

Canadian Risk. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further affect Canada’s dependency on the U.S. economy. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

Interest Rate Risk. The costs associated with any leverage used by the Fund are likely to increase when interest rates rise. Accordingly, the market price of the Fund’s common shares may decline when interest rates rise.

Interest Rate Hedging Risk. The Fund may from time to time hedge against interest rate risk resulting from the Fund’s portfolio holdings and any financial leverage it may incur. Interest rate transactions the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the relationships of such hedging instruments to the Fund’s leverage risk, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. See “Principal Risks of the Fund — Interest Rate Hedging Risk.”

Arbitrage Risk. A part of the Investment Adviser’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. The Investment Adviser’s trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position.

Leverage Risk. The Fund may use leverage through the issuance of Indebtedness or the issuance of preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to increased risk of loss. In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of leverage, including higher advisory fees. Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. See “Principal Risks of the Fund — Leverage Risk.”

Credit Facility Risk. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s Managed Assets (i.e., 50% of the Fund’s net assets attributable to the Fund’s common shares). Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. The Fund may enter into fully-collateralized borrowing arrangements in which the collateral maintained in a segregated account exceeds the amount borrowed. If the Fund is unable to repay the loan, the lender may realize upon the collateral. Such arrangements are also subject to interest rate risk.

Preferred Share Risk. Preferred share risk is the risk associated with the issuance of preferred shares to leverage the common shares. If the Fund issues preferred shares, the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. If preferred shares are issued, holders of preferred shares may have differing interests than holders of common shares and holders of preferred shares may at times have disproportionate influence over the Fund’s affairs. If preferred shares are issued, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Trustees at all times. The remaining members of the Board of Trustees would be elected by holders of common shares and preferred shares, voting as a single class. The Fund has no present intention of issuing preferred shares. See “Principal Risks of the Fund — Leverage Risk — Preferred Share Risk.”

Portfolio Guidelines. Pursuant to the terms of any Indebtedness or in connection with obtaining and maintaining a rating issued with respect to Indebtedness or preferred shares, the Fund may be required to comply with investment quality, diversification and other guidelines established by a rating agency then providing a rating on the Fund’s Indebtedness or preferred shares. See “Principal Risks of the Fund — Leverage Risk — Portfolio Guidelines of Rating Agencies.”

Securities Lending Risk. The Fund may lend its portfolio securities (up to a maximum of one-third of its Managed Assets) to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. There may also be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.

Non-Diversification Risk. The Fund is a non-diversified, closed-end management investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Valuation Risk. Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value.

When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction.

Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Portfolio Turnover Risk. The Fund anticipates that its annual portfolio turnover rate will be approximately 35% under normal market conditions, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains or capital losses by the Fund.

Strategic Transactions Risk. The Fund may, but is not required to, use investment strategies (referred to herein as “Strategic Transactions”) for hedging, risk management or portfolio management purposes or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of derivative instruments has risks, including the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the counterparty to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to implement certain Strategic Transactions or to achieve its investment objective. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information under the heading “Strategic Transactions.”

Convertible Instrument Risk. The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. See “Principal Risks of the Fund — Convertible Instrument Risk.”

Short Sales Risk. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss because the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise, further exacerbating the loss. See “Principal Risks of the Fund — Short Sales Risk.”

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and dividends can decline.

Debt Securities Risk. Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.

The Fund may invest up to 10% of its Managed Assets in debt securities, preferred shares and convertible securities rated below investment grade and unrated debt securities. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. See “Principal Risks of the Fund — Debt Securities Risks.”

Other Investment Companies Risk. The Fund may invest in securities of other investment companies, including other closed-end or open-end investment companies (including ETFs). The market value of their shares may differ from the net asset value of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Adviser), but also will indirectly bear similar expenses of the underlying investment company. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Adviser.

ETN and ETF Risk. An exchange traded note (“ETN”) or exchange traded fund (“ETF”) that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN or ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETN or ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETN or ETF. See “Principal Risks of the Fund — ETN and ETF Risk.”

Investment Management Risk. The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. See “Principal Risks of the Fund — Investment Management Risk.”

Dependence on Key Personnel of the Investment Adviser. The Fund is dependent upon the Investment Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the energy sector. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio managers do not have a long-term employment contract with the Investment Adviser, although they do have equity interests and other financial incentives to remain with the firm. See “Principal Risks of the Fund — Dependence on Key Personnel of the Investment Adviser.”

Conflicts of Interest with the Investment Adviser. Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other client accounts and funds managed or advised by the Investment Adviser in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest. See “Principal Risks of the Fund — Conflicts of Interest with the Investment Adviser.”

Market Discount From Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether common shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their common shares soon after the completion of the public offering, as the net asset value of the common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Common shares of the Fund are designed primarily for long-term investors; investors in common shares should not view the Fund as a vehicle for trading purposes.

Recent Economic Events. Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, some recent fiscal periods have witnessed more stabilized economic activity as expectations for an economic recovery increased, although other recent periods have witnessed more economic disruption and adverse economic conditions may persist. Risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and persistent joblessness, the growing size of the federal budget deficit and national debt, existing home sales plunging to their lowest levels in 15 years, and the threat of inflation. A return to unfavorable economic conditions or a sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so; and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment. Given the risks described above, an investment in common shares may not be appropriate for all prospective investors. A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Government Intervention in Financial Markets. The instability in the financial markets discussed above has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments. The Dodd-Frank Act, which was signed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect MLPs and other issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable. Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Legal and Regulatory Risk. Legal and regulatory changes could occur that may adversely affect the Fund. See “Principal Risks of the Fund — Legal and Regulatory Risk.”

Terrorism and Market Disruption Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the wars in Iraq and Afghanistan and their aftermaths and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of Energy Companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Anti-Takeover Provisions in the Fund’s Agreement and Declaration of Trust and Bylaws	The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. For example, the Fund’s Agreement and Declaration of Trust limits the ability of persons to beneficially own (within the meaning of Section 382 of the Code) more than 4.99% of the outstanding common shares of the Fund. This restriction is intended to reduce the risk of the Fund undergoing an “ownership change” within the meaning of Section 382 of the Code, which would limit the Fund’s ability to use a net operating loss carryforward, a capital loss carryforward and certain unrealized losses (if such tax attributes exist). In general, an ownership change occurs if 5% shareholders (and certain persons or groups treated as 5% shareholders) of the Fund increase their ownership percentage in the Fund by more than 50 percentage points in the aggregate within any three-year period ending on certain defined testing dates. If an ownership change were to occur, Section 382 would impose an annual limitation on the amount of post-ownership change income that the Fund may offset with pre-ownership change losses, and might impose restrictions on the Fund’s ability to use certain unrealized losses existing at the time of the ownership change. Such a limitation arising under Section 382 could reduce the benefit of the Fund’s then existing net operating loss carryforward, capital loss carryforward or unrealized losses, if any. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. See “Anti-Takeover Provisions in the Agreement and Declaration of Trust” and “Certain Provisions of Delaware Law, the Agreement and Declaration of Trust and Bylaws.”

Other Service Providers	Under a transfer agency and service agreement among Computershare Trust Company, N.A., Computershare Inc. and the Fund, Computershare Trust Company, N.A. serves as the Fund’s transfer agent, registrar and administrator of its dividend reinvestment plan.

U.S. Bancorp Fund Services, LLC (the “Administrator”) will provide the Fund with administrative services. The Administrator also performs fund accounting.

U.S. Bank National Association serves as the custodian of the Fund’s securities and other assets.

See “Other Service Providers.”

SUMMARY OF FUND EXPENSES
     The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in the Fund’s common shares as a percentage of net assets attributable to common shares. The following table assumes the Fund has borrowed in the amount equal to 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares) and shows the Fund’s expenses as a percentage of net assets attributable to its common shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to common shares but assumes no use of leverage by the Fund. The following table and example should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than shown.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)%
Offering expenses borne by the Fund (as a percentage of offering price)(1)%
Dividend Reinvestment Plan fees(2)	None

Percentage of Net Assets
Attributable to Common Shares
Annual Expenses	(Assumes Use of Leverage)(3)(4)
Management fees	%
Interest payments on borrowed funds	%
Current Income Tax Expenses (5)%
Deferred Income Tax Expenses (6)%
Acquired Fund Fees and Expenses (7)%
Other expenses(8)%
Total annual expenses	%

(1)	The Investment Adviser has agreed to pay (i) all organizational costs of the Fund and (ii) offering costs of the Fund (other than the sales load) that exceed $ per common share ( % of the offering price). Assuming the Fund issues common shares, total proceeds of the offering are estimated to be $ , and the costs of the offering are estimated to be approximately $ of which $ ($ per common share) will be borne by the Fund and $ of which ($ per common share) will be borne by the Investment Adviser.

(2)	Investors who hold shares in a dividend reinvestment account and request a sale of shares through the dividend reinvestment plan agent are subject to a $ sales fee and pay a brokerage commission of $ per share sold.

(3)	Assumes a cost on leveraging of %. This rate is an estimate and may differ based on varying market conditions that may exist at the time leverage is utilized and depending on the type of leverage used. If the Fund leverages in an amount greater than 33 1/3% of Managed Assets, this amount could increase.

(4)	The Fund anticipates utilizing leverage, however, at times the Fund may not utilize leverage. Consequently, the table presented below in this footnote also shows the Fund’s expenses as a percentage of the same amount of net assets attributable to its common shares, but unlike the table above, assumes that the Fund does not utilize leverage. Consequently, the table below does not reflect any interest on borrowed funds or other costs and expenses of leverage. In accordance with these assumptions, the Fund’s expenses would be as follows:

Percentage of Net Assets
Attributable to Common Shares
Annual Expenses	(Assumes No Leverage)
Management fees	%
Interest payments on borrowed funds	None
Current Income Tax Expenses (5)%
%
Deferred Income Tax Expenses (6)%
Acquired Fund Fees and Expenses (7)%
Other expenses(8)%
Total annual expenses	%

(5)	As of the date of this Prospectus, the Fund has not commenced investment opertaions. Because it cannot be predicted whether the Fund will incur a benefit or expense, a current income tax expense of 0.00% has been assumed.

(6)	As of the date of this Prospectus, the Fund has not commenced investment opertaion. Because it cannot be predicted whether the Fund will incur a benifit or expense, a deferred income tax expense of 0.00% has been assumed.

(7)	Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of acquiring investments in shares of one or more other investment companies.

(8)	The “Other expenses” shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations unless otherwise indicated and assume that the Fund issues approximately common shares. “Other Expenses” includes estimated orgnizational expenses and our overhead expenses based on estimated amounts for the current fiscal year. If the Fund issues fewer common shares, all other things being equal, the Fund’s expense ratio as a percentage of net assets attributable to common shares would increase. In addition, the costs of this offering are not included as an annual expense in the expenses shown in this table, but are included in the Shareholder Transaction Expense so table above. Please see footnote (1) above.

     The expenses shown in the table above and example below are based on estimated amounts for the Fund’s first fiscal year of operations, unless otherwise indicated, and assume that the Fund issues approximately common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets attributable to common shares.
Example
     As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of      % or $       per common share and estimated offering expenses of      % or $       per common share) that an investor would pay on a $1,000 investment in the Fund’s common shares, assuming total annual expenses of      % of net assets attributable to the Fund’s common shares, the Fund utilizes leverage in an amount equal to 33 1/3% of Managed Assets (i.e., 50% of net assets attributable to the Fund’s common shares), and a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$
     The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example assumes that the estimated “Other Expenses” set out in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. In the event that the Fund does not use any leverage, an investor would pay the following expenses based on the assumptions in the example and total annual expenses of      % of net assets attributable to the Fund’s common shares: 1 Year, $      ; 3 Years, $      ; 5 Years, $      ; and 10 Years, $.

THE FUND
     The Cushing Royalty & Income Fund (the “Fund”) is organized as a Delaware statutory trust and is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund’s principal office is located at 8117 Preston Road, Suite 440, Dallas, TX 75225.
     The “Cushing” name originates from a city in Oklahoma of the same name that was a center for the exploration, production and storage of crude oil during the early 20th century. Cushing, Oklahoma, with its large amount of energy infrastructure assets, is currently a major storage and trading clearing hub for crude oil and refined products in the United States.
USE OF PROCEEDS
     The net proceeds of this offering of common shares will be approximately $     ($     if the underwriters exercise their over-allotment option in full), after sales loads and payment by the Fund of estimated offering expenses of $        . The Investment Adviser has agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $    per common share. As a result of the size of the Energy Trust and MLP markets and the limited liquidity of certain Energy Trust and MLP securities, it may take a period of time before the Fund can accumulate positions in such securities. The Fund currently anticipates that it will be able to invest primarily in securities that meet its investment objective and policies within three to six months after the completion of this offering, depending on the availability of appropriate investment opportunities consistent with its investment objective and market conditions, and the Fund may then use leverage. We anticipate that until the proceeds are fully invested in accordance with the Fund’s objective and policies, the proceeds will be invested in cash, cash equivalents, or in debt securities that are rated AA or higher. The return on the Fund’s common shares is initially expected to be lower than it will be after full investment in accordance with the Fund’s investment objective and policies.
INVESTMENT OBJECTIVE AND POLICIES
Investment Objective
     The Fund’s investment objective is to seek a high total return with an emphasis on current income. There can be no assurance that the Fund’s investment objective will be achieved.
Principal Investment Policies
     The Energy Trusts in which the Company will invest will principally be U.S. royalty trusts and Canadian royalty trusts and exploration and production (“E&P”) companies. U.S. royalty trusts manage net royalty and/or net working interests in mature crude oil and natural gas producing properties in the United States. Canadian royalty trusts and Canadian E&P companies engage in the acquisition, development and production of natural gas and crude oil in Canada and the U.S.
     The Fund will also invest in the upstream E&P MLP sector. E&P MLPs are focused on the exploration, development, and acquisition of oil and natural gas producing properties, including exploration and production of oil and natural gas at the wellhead for sale to third parties. MLPs are limited partnerships or limited liability companies which receive at least 90% of their income from specified qualifying sources, including the development, production, processing, refining, transportation, storage and marketing of natural resources.
     The Fund may also invest in securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage, including companies which operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil, or refined petroleum products, as well as other energy companies (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”).
     The Fund seeks to achieve its investment objective through investments in public and private Energy Companies that, in the Investment Adviser’s view, have the most attractive fundamental growth prospects. The Fund expects to make equity investments in a mix of publicly traded securities and non-readily marketable securities that may be issued by public or private companies. The Fund may seek to hedge certain risks such as overall market, interest rate and commodity price risk.
     The Fund’s Investment Adviser selects a core group of Energy Companies utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio of Energy Trusts, E&P MLPs and Other Energy Companies to take advantage of the changing dynamics within the upstream energy sector. The Fund will be actively managed and the quantitative analysis will be dynamic in conjunction with the Investment Adviser’s proprietary research process. The Investment Adviser utilizes its vast financial and industry experience to identify the absolute and relative value opportunities across the different upstream energy subsectors that, in the Investment Adviser’s view, present the best investments. The results of the Investment Adviser’s analysis and comprehensive investment process will influence the weightings of positions held by the Fund within each subsector.
     Certain of the Energy Companies in which the Fund may invest may have small- or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. The Investment Adviser defines “small-cap companies” as those with a low market capitalization, generally less than $1 billion, and “mid-cap companies” as those with a market capitalization between $1 billion and $3 billion.
     The Fund will generally seek to invest in 20 to 40 issuers with generally no more than 10% of Managed Assets (as defined in this Prospectus) in any one issue and no more than 20% of Managed Assets in any one issuer, in each case, determined at the time of investment. For purposes of this limit, an “issuer” includes both an issuer and its controlling general partner, managing member or sponsor, and an “issue” is a class of an issuer’s securities or a derivative security that tracks that class of securities. Among other things, the Investment Adviser will use fundamental, proprietary research to seek to identify the most attractive Energy Companies with strong fundamental growth prospects and may seek to invest in initial public offerings (“IPOs”) and secondary market issuances, private investment in public equity (“PIPE”) transactions and private transactions, including pre-acquisition and pre-IPO equity issuances and investments in related private upstream energy companies or direct royalty or working interests in crude oil, natural gas or natural gas liquids . Generally, no more than 30% of the Fund’s portfolio will be in PIPE or other private or restricted securities at the time of investment.
THE FUND’S INVESTMENTS
Energy Trusts
     U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (“Energy Trusts”) are publicly traded vehicles investing in commodities such as oil or natural gas. Shares of U.S. and Canadian royalty trusts typically trade on the public stock markets.
     U.S. Royalty Trusts. U.S. royalty trusts passively manage royalties and net working interests in mature oil and gas producing properties in the United States. U.S. royalty trusts own the property rights to the wells or mines, and typically rely on an outside drilling or mining company to extract the resources. The outside company then pays a royalty to the royalty trust or exploration and production company. Unitholders generally receive most of the cash flows from these investments in the form of distributions. U.S. royalty trusts do not acquire new properties, operate the existing properties within the trust, issue new equity or debt and engage in limited hedging of production. Since they are restricted to their original properties — for example, a group of oil fields or natural-gas-bearing rock formations — U.S. royalty trusts deplete over time and are eventually dissolved. A U.S. royalty trust typically has no employees or other operations.
     The business and affairs of U.S. royalty trusts are typically managed by a bank as trustee. No unitholder of a U.S. royalty trust has the ability to manage or influence the management of the trust (except through its limited voting rights as a holder of trust units). The trustee can authorize the trust to borrow money to pay trust administrative or incidental expenses and the trustee may also hold funds awaiting distribution. U.S. royalty trusts typically make periodic cash distributions of substantially all of their cash receipts, after deducting the trust’s administrative and out-of-pocket expenses. Distributions will rise and fall with the underlying commodity price, as they are directly linked to the profitability of the trust, and can be paid monthly, quarterly or annually, at the discretion of the trust. U.S. royalty trusts are exposed to commodity risk and, to a lesser extent, production and reserve risk, as well as operating risk.

     U.S. Royalty Trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. Royalty Trust is required to take into account its share of all items of the U.S. Royalty Trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. Royalty Trust may exceed the cash actually distributed to it from the U.S. Royalty Trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.
     Canadian Royalty Trusts and Canadian Exploration and Production Companies. Similar to U.S. royalty trusts, the principal business of Canadian royalty trusts is the production and sale of crude oil and natural gas in the U.S. Canadian royalty trusts pay out to unitholders a varying amount of the cash flow that they receive from the production and sale of underlying crude oil and natural gas assets. The amount of distributions paid to unitholders will vary based upon production levels, commodity prices and expenses. Unlike U.S. royalty trusts, Canadian royalty trusts and E&P companies may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves. They may have employees, issue new shares, borrow money and acquire additional properties, and they may manage the resources themselves. Thus, Canadian royalty trusts and Canadian E&P companies may grow through acquisition of additional oil and gas properties or producing companies with proven reserves, funded through the issuance of additional equity or debt. As a result, Canadian royalty trusts and Canadian E&P companies are exposed to commodity risk and production and reserve risk, as well as operating risk.
     On October 31, 2006, the Canadian Minister of Finance announced a Tax Fairness Plan for Canadians. A principal component of the plan involved changing the taxation rules governing income trusts. The Minister of Finance announced a tax rate on trust distributions that would start at 34% initially, and then drop to 31.5% by 2011. As a result of this change in taxation rules, Canadian income trusts are now taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors. In response to this change, most Canadian royalty trusts converted to corporations and have reduced their dividends.
Master Limited Partnerships
     Master limited partnerships are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from specified qualifying sources as described in Section 7704 of the Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Currently, most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors. The Fund intends to concentrate its investments in the E&P MLP sector. E&P MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.
     The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity and has an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).
     MLPs are typically structured such that common units and general partner interests have first priority to receive the minimum qualified distribution (“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner may also receive incentive distributions if the general partner operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.
     Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or managing member interest.

•	Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE, the NYSE Amex and the NASDAQ Stock Market (the “NASDAQ”). The Fund will typically purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP is contractually obligated to pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unitholders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Master limited partnerships also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

•	Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. The Fund will typically purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. Master limited partnerships also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

•	General Partner or Managing Member Interests. The general partner or managing member interest in MLPs or limited liability companies is typically retained by the original sponsors of an MLP or limited liability company, such as its founders, corporate partners and entities that sell assets to the MLP or limited liability company. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests may receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

     The Investment Adviser believes that the following are characteristics of Energy Trusts and E&P MLPs that make them attractive investments:
•	Energy Trusts receive their revenue stream directly from the cash flows generated by the sale of crude oil, natural gas and natural gas liquids taken from the producing assets and acreage, and therefore higher commodity prices flow directly through to the cash flow paid to unitholders.

•	Energy Trusts and E&P MLPs provide direct exposure to fluctuations in crude oil and natural gas prices because future distributions by these vehicles are a function of production volume and commodity prices.

•	The majority of Energy Trusts own crude oil, natural gas and natural gas liquid assets with stable production profiles

•	Energy Trusts and E&P MLPs typically distribute the majority of their cash flows either in the form of dividends or return of invested capital.

•	Energy Trusts provide the potential for current income through monthly or quarterly distributions.

•	Energy Trusts formed within the last two years typically hedged production for the first two to four years of the trust’s existence as a means to establish regular distributions and minimize the impact of fluctuating commodity prices; thereafter, distributions will fluctuate with production volume and commodity prices.

•	Energy Trusts provide commodity exposure without the increased complexities of investing directly in commodity futures or the potential tracking error of investing in commodity funds.
     Nonetheless, there are certain risk associated with investing in Energy Trusts and E&P MLPs. See “Principal Risks of the Fund — Energy Companies Risks.” “— Risks Associated U.S. Royalty Trusts,” “— Risks Associated with Canadian Royalty Trusts and Canadian Exploration and Development Companies” and “— Risks Associated with MLP Structure.”
Other Portfolio Holdings
     Other Equity Securities. The Fund may invest in equity securities of Other Energy Companies and issuers engaged in other sectors, including the finance and real estate sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units.
     Debt Securities. The Fund may invest up to 25% of its Managed Assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers. The Fund may invest in debt securities rated, at the time of investment, at least (i) (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) a comparable rating by another rating agency, provided, however, that the Fund may invest up to 10% of the Fund’s Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. The credit quality policies noted above apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Investment Adviser may consider such factors as the Investment Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. See “Appendix A — Ratings of Investments” in the SAI.
     Non-U.S. Securities. The Fund may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by ADRs. ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.
     Other Sector Investments. The Fund may invest in other issuers in other sectors of the economy. For example, the Fund may invest in entities operating in the energy sector including companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.
Other Investment Practices
     In addition to holding the portfolio investments described above, the Fund may, but is not required to, use the following investment practices:
     Strategic Transactions. The Fund may, but is not required to, use investment strategies (referred to herein as “Strategic Transactions”) for hedging, risk management or portfolio management purposes or to earn income. Strategic Transactions may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. The Fund’s use of Strategic Transactions may also include newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.
     Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result. The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.
     Examples of how the Fund may use Strategic Transactions include, but are not limited to:
•	Using derivative investments to hedge certain risks such as overall market, interest rate and commodity price risks. The Fund may engage in various interest rate and currency hedging transactions, including buying or selling options or futures, entering into other transactions including forward contracts, swaps or options on futures and other derivatives transactions.

•	Using Strategic Transactions to manage its effective interest rate exposure, including the effective yield paid on any leverage used by the Fund, protect against possible adverse changes in the market value of the securities held in or to be purchased for its portfolio, or otherwise protect the value of its portfolio.

•	Engaging in Strategic Transactions to hedge the currency risk to which it may be exposed by, for example, buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions.

•	Selling short Treasury securities to hedge its interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Principal Risks of the Fund — Short Sales Risk.”

•	Engaging in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies, write (or sell) covered call options on the securities of Energy Trusts, MLPs and Other Energy Companies or other securities held in its portfolio, write (or sell) uncovered call options on the securities of Energy Trusts, MLPs and Other Energy Companies, purchase call options or enter into swap contracts to increase its exposure to Energy Trusts, MLPs and Other Energy Companies, or sell securities short.
     Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information under the heading “Strategic Transactions.”
     Other Investment Companies. The Fund may invest in securities of other closed-end or open-end investment companies (including exchange-traded funds (“ETFs”), that invest primarily in Energy Companies in which the Fund may invest directly to the extent permitted by the 1940 Act. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, during periods when there is a shortage of attractive Energy Company securities available in the market, or when the Investment Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Investment Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available investments. To the extent that the Fund invests in investment companies that invest primarily in Energy Companies, such investments will be counted for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in Energy Companies.
     Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”), which are typically, unsecured, unsubordinated debt securities that trade on a securities exchange and are designed to replicate the returns of market benchmarks minus applicable fees. To the extent that the Fund invests in ETNs that are designed to replicate indices comprised primarily of securities issued by Energy Company entities, such investments will be counted for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in Energy Company investments.
     New Securities and Other Investment Techniques. New types of securities and other investment and hedging practices are developed from time to time. The Investment Adviser expects, consistent with the Fund’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if the Investment Adviser believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, the Investment Adviser may use investment techniques and instruments that are not specifically described herein.
     Short Sales, Arbitrage and Other Strategies. The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies, write (or sell) covered call options on the securities of Energy Companies or other securities held in its portfolio, write (or sell) uncovered call options on the securities of Energy Companies, purchase call options or enter into swap contracts to increase its exposure to Energy Companies, or sell securities short. With a long position, the Fund purchases a stock outright, but with a short position, it would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. To increase its exposure to certain issuers, the Fund may purchase call options or use swap agreements. The Fund expects to use these strategies on a limited basis. See “Principal Risks of the Fund — Short Sales Risk” and “Principal Risks of the Fund — Strategic Transactions Risk.”
     Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 102% of the value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Investment Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loans were repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights to the collateral or loaned securities, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.
Temporary Defensive Investments
     When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments, including obligations of the U.S. government, its agencies or instrumentalities, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.
Portfolio Turnover
     The Fund anticipates that its annual portfolio turnover rate will be approximately [35%] under normal market conditions, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.
Investment Restrictions
     The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are, unless otherwise indicated, fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. See “Investment Restrictions” in the Fund’s SAI for a complete list of the fundamental investment policies of the Fund. The Fund’s investment objective and percentage parameters are not fundamental policies of the Fund and may be changed without shareholder approval.
USE OF LEVERAGE
     The Fund may seek to increase current income and capital appreciation by utilizing leverage. The Fund may utilize leverage through the issuance of commercial paper or notes and other forms of borrowing (“Indebtedness”) or the issuance of preferred shares, in each case within the applicable limits of the 1940 Act. Under current market conditions, the Fund may utilize leverage principally through Indebtedness in an amount equal to approximately 33 1/3% of the Fund’s Managed Assets, including the proceeds of such leverage. The Fund has no present intention to issue preferred shares. The costs associated with the issuance and use of leverage will be borne by the holders of the common shares. Leverage is a speculative technique and investors should note that there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The use of leverage creates risks and involves special considerations. See “Principal Risks of the Fund— Leverage Risk.” To the extent that the Fund uses leverage, it expects to utilize hedging techniques such as swaps and caps on a portion of its leverage to mitigate potential interest rate risk. See “Principal Risks of the Fund — Interest Rate Hedging Risk.”
Borrowing
     Delaware trust law and the Fund’s governing documents authorize the Fund, without prior approval of its common shareholders, to borrow money. In this regard, the Fund may issue notes or other evidence of Indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security its assets. In connection with any borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. The rights of the Fund’s lenders to receive interest on and repayment of principal of borrowings will be senior to those of the Fund’s common shareholders, and the terms of any such borrowings may contain provisions which limit certain of the Fund’s activities, including the payment of dividends to the Fund’s common shareholders in certain circumstances. A borrowing will likely be ranked senior or equal to all of the Fund’s other existing and future borrowings.
     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for Indebtedness issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
     Indebtedness. The Fund may borrow through the issuance of Indebtedness. The Fund may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security its assets. Except as set forth below, under the requirements of the 1940 Act the Fund, immediately after any issuance of Indebtedness, must have “asset coverage” of at least 300% (33 1/3% of its Managed Assets, or 50% of its net assets attributable to the Fund’s common shares). With respect to Indebtedness, asset coverage means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.
     Under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its shares, or purchase any such shares, unless its aggregate Indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Furthermore, the 1940 Act (in certain circumstances) grants the Fund’s lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. Such restrictions do not apply with respect to evidence of Indebtedness in consideration of a loan, extension or renewal thereof that is privately arranged and not intended for public distribution.
     The Fund may negotiate with commercial banks to arrange a credit facility. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the credit agreement. The Fund may be required to prepay outstanding amounts under a facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. In addition, the Fund expects that any such credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt, and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.
     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of its securities. Temporary borrowings not exceeding 5% of the Fund’s total assets are not subject to the “asset coverage” limitation under the 1940 Act.
Preferred Shares
     The Fund’s Declaration of Trust provides that the Fund’s Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the common shares. Common shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of its total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of its total assets is at least 200% of such liquidation value. If the Fund issues preferred shares, it intends, to the extent possible, to purchase or redeem them from time to time to the extent necessary in order to maintain asset coverage on such preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Fund’s common shares in such circumstances. In order to meet redemption requirements to maintain asset coverage or otherwise, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has preferred shares outstanding, two of its Trustees will be elected by the holders of preferred shares, voting as a separate class. The Fund’s remaining Trustees will be elected by holders of its common shares and preferred shares voting together as a single class. In the event the Fund fails to pay dividends on its preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Fund’s Trustees. The Fund has no present intention to issue preferred shares.
Effects of Leverage
     The amount of the leverage utilized by the Fund may vary over time. Assuming the utilization of leverage in the amount of 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares) and an annual interest rate of      % on borrowings payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund must earn (net of expenses) in order to cover such interest expense is      %. The Fund’s actual cost of leverage will be based on market rates, which may vary over time, and such actual costs of leverage may be higher or lower than that assumed in the previous example.

     The following table is designed to assist the investor in understanding the effects of leverage by illustrating the effect on the return to a holder of the Fund’s common shares of leverage in the amount of approximately 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares), assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%

Common share total return	%	%	%	%	%
     Common share total return is composed of two elements: distributions on common shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying dividends or interest on its outstanding leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.
     During the time in which the Fund is utilizing leverage, the amount of the fees paid to the Investment Adviser for investment advisory services will be higher than if the Fund did not utilize such leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which may create a conflict of interest between the Investment Adviser and the common shareholders. Because the Fund’s leverage costs will be borne by the Fund at a specified rate, only the Fund’s common shareholders will bear the cost associated with such leverage.
PRINCIPAL RISKS OF THE FUND
     Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.
No Operating or Trading History
     The Fund is a newly organized, non-diversified, closed-end management investment company and it has no operating or public trading history. Being a recently organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially.
Investment and Market Risk
     An investment in the Fund’s common shares is subject to investment risk, including the possible loss of an investor’s entire investment. The Fund’s common shares at any point in time may be worth less than at the time of original investment, even after taking into account the reinvestment of the Fund’s dividends. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Fund’s common shares is not intended to constitute a complete investment program and should not be viewed as such.
Energy Companies Risks
     Under normal circumstances, the Fund concentrates its investments in the energy sector, with an emphasis on securities issued by Energy Trusts, MLPs and Other Energy Companies. Energy Trusts, MLPs and Other Energy Companies are subject to certain risks, including, but not limited to, the following:
     Commodity Price Risk. Energy Companies may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing and crude oil refining and transportation may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of Energy Companies. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.
     Cyclicality Risk. The operating results of companies in the broader energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund will invest.
     Supply Risk. A significant decrease in the production of natural gas, crude oil, or other energy commodities would reduce the revenue, operating income and operating cash flows of certain Energy Companies and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of OPEC; and increased competition from alternative energy sources.
     Demand Risk. A sustained decline in demand for natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an Energy Company’s revenues and cash flows. Factors that could lead to a sustained decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.
     Risks Relating to Expansions and Acquisitions. Energy Companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by the Fund from Energy Companies that grow through acquisitions.
     Competition Risk. The energy sector is highly competitive. The Energy Companies in which the Fund will invest will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the Energy Companies in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund.
     Weather Risk. Extreme weather conditions, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005 and Hurricane Ike in 2008, could result in substantial damage to the facilities of certain Energy Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of Energy Companies, and could therefore adversely affect their securities.
     Interest Rate Risk. The prices of debt securities of the Energy Companies the Fund expects to hold in its portfolio, and the prices of the equity securities held in its portfolio may be, are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain Energy Companies as a result of the increased availability of alternative investments with yields comparable to those of Energy Companies. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.
     Sub-Sector Specific Risk. Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate.
•	Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

•	Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

•	Oil. In addition to the risk described above applicable to gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products as a result of the 2010 Deepwater Horizon oil spill and the reaction thereto. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain Energy Companies and the oil industry in general. Continued financial deterioration of BP plc as a result of the 2010 Deepwater Horizon oil spill may have wide-ranging and unforeseen impacts on the oil industry and the broader energy sector.
     Cash Flow Risk. The Fund will derive substantially all of its cash flow from investments in equity securities of Energy Companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the Energy Companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Fund will likely have no influence over the actions of the Energy Companies in which it invests with respect to the payment of distributions or dividends. The amount of cash that any individual Energy Company can distribute to its investors, including the Fund, will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy sector generally and the particular business lines of the issuer. Available cash will depend on the Energy Company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that an MLP will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.
     Regulatory Risk. The profitability of Energy Companies could be adversely affected by changes in the regulatory environment. Energy Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies. Energy Companies may be adversely affected by future regulatory requirements. While the nature of such regulations cannot be predicted at this time, they may impose additional costs or limit certain operations by Energy Companies operating in various sectors.
     Environmental Risk. There is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies, and the cost of any remediation that may become necessary. Energy Companies may not be able to recover these costs from insurance.
     Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:
•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•	the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by Energy Companies or at locations to which they have sent waste for disposal.
     Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed or otherwise released.

Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.
     Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.
     In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under federal Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.
     The types of regulations described above can change over time in both scope and intensity, may have adverse effects on Energy Companies and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events. For example, the Obama Administration imposed a six-month moratorium on virtually all deepwater drilling activity in the Gulf of Mexico in response to the 2010 Deepwater Horizon blowout and resulting oil spill. Energy Companies may be subject to increased environmental regulations and increased liability for environmental contamination, which may be enacted in response to the 2010 Deepwater Horizon oil spill.
     Affiliated Party Risk. Certain Energy Companies, particularly those organized as MLPs, are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy Company’s parents or sponsors to satisfy their payments or obligations would impact the Energy Company’s revenues and cash flows and ability to make distributions. Moreover, the terms of an Energy Company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the Energy Company as a transaction with a non-affiliate.
     Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of Energy Companies. Energy Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.
     2012 U.S. Federal Budget. The proposed U.S. federal budget for fiscal year 2012 calls for the elimination of specific tax incentives widely used by oil and gas companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect Energy Companies in which the Fund invests and/or the energy sector generally.
Risks Associated with U.S. Royalty Trusts
     The U.S. royalty trusts in which the Fund invests are heavily invested in oil and gas. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unitholders (such as the Fund), rather than reinvested in the business. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.
Risks Associated with Canadian Royalty Trusts and Canadian Exploration and Production Companies
     Canadian royalty trusts are generally subject to similar risks as U.S. royalty trusts, as described above. However, unlike U.S. royalty trusts, Canadian royalty trusts and E&P companies may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves. They may have employees, issue new shares, borrow money, acquire additional properties, and manage the resources themselves. As a result, Canadian royalty trusts and Canadian E&P companies are exposed to commodity risk and production and reserve risk, as well as operating risk.
     Under amendments to the Income Tax Act (Canada) passed in 2007 (the “SIFT Rules”), certain trusts (defined as “SIFT trusts”) are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. A trust that began public trading before November 1, 2006 will not be subject to the SIFT Rules until the first year of the trust that ends in 2011, unless the trust exceeds “normal growth guidelines” incorporated by reference into the Income Tax Act (Canada). In addition, as a result of the SIFT Rules, some trusts may undertake reorganization transactions, the costs of which may affect the return earned on an investment in the trust. After any such conversion, tax efficiencies that were formerly available in respect of an investment in the trust may cease to be available. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of Shares of the Fund.
Risks Associated with MLP Structure
     Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.
     The benefit the Fund will derive from its investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP has no U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%). In addition, if an MLP were to be classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by the Fund from it would be taxed under U.S. federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s common shares. MLP subordinated units are not typically listed on an exchange or publicly traded. Holders of MLP subordinated units are entitled to receive a distribution only after the minimum quarterly distribution (the “MQD”) has been paid to holders of common units, but prior to payment of incentive distributions to the general partner or managing member. MLP subordinated units generally do not provide arrearage rights.
     General partner and managing member interests are not publicly traded, though they may be owned by publicly traded entities such as general partners of MLPs. A holder of general partner or managing member interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a general partner or managing member’s incentive distribution rights can mean that general partners and managing members have higher distribution growth prospects than their underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unitholders in the event of a reduction in the MLP’s quarterly distribution. A general partner or managing member interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically by a supermajority vote of the limited partners or members.
Risks Associated with an Investment in IPOs
     Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.
Risks Associated with an Investment in PIPE Transactions
     PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.
Privately Held Company Risk
     Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “— Liquidity Risk” below.
Liquidity Risk
     The investments made by the Fund, including investments in Energy Companies, may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the amount paid for such investments by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability.
     Although the equity securities of the Energy Companies in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.
     The Fund also expects to invest in unregistered or otherwise restricted securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The

Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in the Fund’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
Tax Risks
     In addition to other risk considerations, an investment in the Fund’s common shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund’s common shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors. See “Certain U.S. Federal Income Tax Considerations.”
     C Corporation Structure Tax Risks. The Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Fund’s concentration in MLP and Energy Trust investments, the Fund will not be eligible for passthrough-like tax treatment as a regulated investment company under the Code. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) and will be subject to state and local income tax by reason of its investments in equity securities of MLPs and Energy Trusts.
     U.S. Royalty Trust Tax Risks. U.S. Royalty Trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. Royalty Trust is required to take into account its share of all items of the U.S. Royalty Trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. Royalty Trust may exceed the cash actually distributed to it from the U.S. Royalty Trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.
     MLP Tax Risks. As a limited partner or member in the MLPs in which the Fund will invest, the Fund will be required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Historically, a significant portion of the distributions on MLPs equity securities has been offset by tax deductions. As the holder of an MLP equity security, the Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or the Fund’s net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund. The final portion of the distributions received by the Fund that are considered return of capital will not be known until the Fund’s receives a schedule K-1 with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to Shareholders.
     Deferred Tax Risks. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.
     The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP’s tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. Upon the Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share, which could be material.
     The Fund will accrue a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.
     The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.
     The investment strategy of investing primarily in Energy Trusts and MLPs and electing to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.
     Tax Law Changes Risk. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the Energy Companies in which the Fund will invest. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s common shareholders. Federal legislation has reduced the U.S. federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2012, and the 15% federal income tax rate for long-term capital gains is scheduled to revert to 20% for such taxable years.
Equity Securities Risk
     Equity securities of Energy Companies can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the energy sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular Energy Company (which, in the case of an Energy Trust or MLP, is generally measured in terms of distributable cash flow). Prices of equity securities of individual Energy Companies can also be affected by fundamentals unique to the company, including earnings power and coverage ratios.
Small-Cap and Mid-Cap Company Risk
     Certain of the Energy Companies in which the Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap Energy Companies presents some particular investment risks. These Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these Energy Companies may be less liquid than those of larger Energy Companies, and may experience greater price fluctuations than larger Energy Companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.
Canadian Risk
     The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further affect Canada’s dependency on the U.S. economy. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.
Interest Rate Risk
     The costs associated with any leverage used by the Fund are likely to increase when interest rates rise. Accordingly, the market price of the Fund’s common shares may decline when interest rates rise.
Interest Rate Hedging Risk
     The Fund may from time to time hedge against interest rate risk resulting from the Fund’s portfolio holdings and any financial leverage it may incur. Interest rate transactions the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the relationships of such hedging instruments to the Fund’s leverage risk, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. Depending on the state of interest rates in general, the Fund’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of its common shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Fund’s common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the

Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.
Arbitrage Risk
     A part of the Investment Adviser’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. The Investment Adviser’s trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position.
Leverage Risk
     The Fund may use leverage through the issuance of Indebtedness or the issuance of preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to increased risk of loss. In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of leverage, including higher advisory fees. Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
     Leverage creates a greater risk of loss, as well as potential for more gain, for the Fund’s common shares than if leverage is not used. Preferred shares or debt issued by the Fund would have complete priority upon distribution of assets over common shares. Depending on the type of leverage involved, the Fund’s use of financial leverage may require the approval of its Board of Trustees. The Fund expects to invest the net proceeds derived from any leveraging according to the investment objective and policies described in this Prospectus. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument or other borrowing arrangements, after taking its related expenses into consideration, the leverage will cause the Fund’s common shareholders to receive a higher rate of income than if it were not leveraged. There is no assurance that the Fund will continue to utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s current income and capital appreciation. The net asset value of the Fund’s common shares will be reduced by the fees and issuance costs of any leverage.
     Leverage creates risk for holders of the Fund’s common shares, including the likelihood of greater volatility of net asset value and market price of the shares. Risk of fluctuations in dividend rates or interest rates on Leverage Instruments or other borrowing arrangements may affect the return to the holders of the Fund’s common shares. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to the Fund), the Fund’s returns will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to the Fund), the Fund’s returns will be less than if leverage had not been used, and therefore, the amount available for distribution to the Fund’s common shareholders will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s common shareholders of so doing will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to the Fund), which would enhance returns to the Fund’s common shareholders. The fees paid to the Investment Adviser will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from Leverage Instruments and other borrowings. During periods in which the Fund uses financial leverage, the investment management fee payable to the Investment Adviser will be higher than if the Fund did not use a leveraged capital structure. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund’s assets. The Board of Trustees will monitor the Fund’s use of leverage and this potential conflict.

     Credit Facility. The Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s Managed Assets (i.e. 50% of the Fund’s net assets attributable to the Fund’s common shares). Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.
     The Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay dividends in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.
     The Fund may enter into fully-collateralized borrowing arrangements in which the collateral maintained in a segregated account exceeds the amount borrowed. If the Fund is unable to repay the loan, the lender may realize upon the collateral. Such arrangements are also subject to interest rate risk.
     Preferred Share Risk. Preferred share risk is the risk associated with the issuance of the preferred shares to leverage the common shares. If the Fund issues preferred shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.
     In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the Fund cannot assure you that the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Costs of the offering of preferred shares will be borne immediately by the Fund’s common shareholders and result in a reduction of net asset value of the common shares.
     Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares. Liquidation at times of low prices for the Fund’s portfolio securities may result in capital loss and may reduce returns to the holders of common shares.
     Preferred Shareholders May Have Disproportionate Influence over the Fund. If preferred shares are issued, holders of preferred shares may have differing interests than holders of common shares and holders of preferred shares may at times have disproportionate influence over the Fund’s affairs. If preferred shares are issued, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Trustees at all times. The remaining members of the Board of Trustees would be elected by holders of common shares and preferred shares, voting as a single class. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end fund or changes in its fundamental investment restrictions.
     Portfolio Guidelines of Rating Agencies. Pursuant to the terms of any Indebtedness or in connection with obtaining and maintaining a rating issued with respect to Indebtedness or preferred shares, the Fund may be required to comply with investment quality, diversification and other guidelines established by a rating agency rating then providing a rating to the Fund’s Indebtedness or preferred shares. Such guidelines will likely be more restrictive than the restrictions otherwise applicable to the Fund as described in this Prospectus. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s holders of common shares or its ability to achieve its investment objective. No minimum rating is required for the issuance of preferred shares by the Fund.
Securities Lending Risk
     The Fund may lend its portfolio securities (up to a maximum of one-third of its Managed Assets) to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. In addition, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.
Non-Diversification Risk
     The Fund is a non-diversified, closed-end management investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.
Valuation Risk
     Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value.
     In addition, the value of these securities typically requires more reliance on the judgment of the Investment Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.
     When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.
     In calculating the Fund’s net asset value, the Fund will account for deferred tax assets or liabilities, which reflect taxes on unrealized gains or losses, which are attributable to the temporary differences between fair market value and tax basis of the Fund’s assets, the net tax effects of temporary differences between the carrying amounts of the Fund’s assets and liabilities for financial reporting purposes relative to the amounts used for income tax purposes and the net tax benefit of accumulated net operating losses and capital losses. A deferred tax liability is recognized for temporary differences that will result in taxable amounts in future years. A deferred tax asset is recognized for temporary differences that will result in deductible amounts in future years and for carryforwards. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. Estimates of deferred income taxes used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability. These potential differences in the estimated deferred taxes versus actual tax liability could have a material impact on the Fund’s net asset value.
     To the extent the Fund has a deferred tax asset, the Fund will periodically assess whether a valuation allowance is required, considering all positive and negative evidence related to the realization of the deferred tax asset. The Fund is a new entity and has no history of profits and therefore it may be necessary for the Fund to apply a valuation allowance against a deferred tax asset. The timing and the amount of the potential valuation allowance will not be known until the completion of the Fund’s annual audit and therefore could have a material impact on the Fund’s net asset value.
     In order to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and the associated deferred tax asset or liability, the Fund may rely to some extent on information provided by the MLPs in which the Fund invests, which may not necessarily be timely. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund may modify its estimates or assumptions regarding a deferred tax asset or liability. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share.
Portfolio Turnover Risk
     The Fund anticipates that its annual portfolio turnover rate will be approximately 35%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains or capital losses by the Fund.
Strategic Transactions Risk
     The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of derivative instruments has risks, including the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the counterparty to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to Strategic Transactions, are not otherwise available to the Fund for investment purposes. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to implement certain Strategic Transactions or to achieve its investment objective. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information under the heading “Strategic Transactions.”
Convertible Instrument Risk
     The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instrument increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Investment Adviser determines that such equity investment is consistent with the investment objective of the Fund.
Short Sales Risk
     Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss because the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise, further exacerbating the loss.
     The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security regarding repaying amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on the Fund’s collateral deposited with such broker-dealer.
Inflation Risk
     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and dividends can decline.
Debt Securities Risk
     Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.

     Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.
     Below Investment Grade and Unrated Debt Securities Risk. The Fund may invest up to 10% of its Managed Assets in debt rated below investment grade and unrated debt securities. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.
     The prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the natural resources industry or a general economic downturn, than are the prices of higher-grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in the Fund’s portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest. For a description of the ratings categories of certain rating agencies, see Appendix A to the SAI.
     Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.
Other Investment Companies Risk
     The Fund may invest in securities of other investment companies, including other closed-end or open-end investment companies (including ETFs). The market value of their shares may differ from the net asset value of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment adviser), but also will indirectly bear similar expenses of the underlying investment company. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Adviser.

ETN and ETF Risk
     An ETN or ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN or ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETN or ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETN or ETF. In addition, certain securities that are part of the index tracked by an ETN or ETF may, at times, be unavailable, which may impede the ETN’s or ETF’s ability to track its index. An ETF that uses leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund. If the Fund invests in ETFs, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will indirectly bear similar expenses of the underlying ETF. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected.
Investment Management Risk
     The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.
     The decisions with respect to the management of the Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board of Trustees. Investors have no right or power to take part in the management of the Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of the Fund will be wound-up and its assets will be liquidated.
Dependence on Key Personnel of the Investment Adviser
     The Fund is dependent upon the Investment Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the energy sector. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio managers do not have a long-term employment contract with the Investment Adviser, although they do have equity interests and other financial incentives to remain with the firm. The Fund will also depend on the senior management of the Investment Adviser, including particularly Jerry V. Swank. The departure of Mr. Swank or another of the Investment Adviser’s senior management could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Fund can offer no assurance that the Investment Adviser will remain its investment adviser, or that the Fund will continue to have access to the Investment Adviser’s industry contacts and deal flow.
Conflicts of Interest with the Investment Adviser
     Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other client accounts and funds managed or advised by the Investment Adviser, in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

     The Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with Energy Companies. In addition, to the extent that the Investment Adviser sources and structures private investments in Energy Companies, certain employees of the Investment Adviser may become aware of actions planned by Energy Companies, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in an Energy Company about which the Investment Adviser has material non-public information; however, it is the Investment Adviser’s intention to ensure that any material non-public information available to certain of the Investment Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities of Energy Companies.
     The Investment Adviser manages several other client accounts and funds. Some of these other client accounts and funds have investment objectives that are similar to or overlap with the Fund. Furthermore, the Investment Adviser may at some time in the future manage additional client accounts and investment funds with the same investment objective as the Fund.
     The Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients accounts and funds in which the Fund will have no interest. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.
     The Fund’s investment opportunities may be limited by investment opportunities in the Energy Companies that the Investment Adviser is evaluating for other clients’ accounts and funds. To the extent a potential investment is appropriate for the Fund and one or more of the Investment Adviser’s other client accounts or funds, the Investment Adviser will need to fairly allocate that investment to the Fund or another client account or fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.
     Under the 1940 Act, the Fund and such other client accounts or funds managed or advised by the Investment Adviser may be precluded from co-investing in certain private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its clients, including but not limited to the Fund and its other client accounts and funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to another client account or fund managed or advised by the Investment Adviser rather than to the Fund.
     The management fee payable to the Investment Adviser is based on the value of the Fund’s Managed Assets, as periodically determined. A significant percentage of the Fund’s Managed Assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, the Fund’s Board of Trustees and its Valuation Committee will participate in the valuation of its securities. See “Net Asset Value.”
     Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in this offering, also represents the Investment Adviser. Such counsel does not purport to represent the separate interests of the investors and has assumed no obligation to do so. Accordingly, the investors have not had the benefit of independent counsel in the structuring of the Fund or determination of the relative interests, rights and obligations of the Fund’s investment adviser and the investors.

Market Discount From Net Asset Value
     Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether common shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their common shares soon after the completion of the public offering, as the net asset value of the common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Common shares of the Fund are designed primarily for long-term investors; investors in common shares should not view the Fund as a vehicle for trading purposes.
Recent Economic Events
     Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.
     While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, some recent fiscal periods have witnessed more stabilized economic activity as expectations for an economic recovery increased, although other recent periods have witnessed more economic disruption and adverse economic conditions may persist. Risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing and persistent joblessness, the growing size of the federal budget deficit and national debt, existing home sales plunging to their lowest levels in 15 years, and the threat of inflation. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.
     The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment. Given the risks described above, an investment in common shares may not be appropriate for all prospective investors. A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Government Intervention in Financial Markets
     The instability in the financial markets discussed above has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments. The Dodd-Frank Act, which was signed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect MLPs and other issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain, and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.
Legal and Regulatory Risk
     Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. The regulatory environment for closed-end funds is evolving, and changes in the regulation of closed-end funds may adversely affect the value of investments held by the Fund and the ability of the Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Fund could be substantial and adverse.
Terrorism and Market Disruption Risk
     As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the wars in Iraq and Afghanistan and their aftermaths and other geopolitical events have led to, and these and other similar events may in the future lead to, increased short-term market volatility of, and may have long-term effects on, U.S. and world economies and markets. Global political and economic instability could affect the operations of Energy Companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.
MANAGEMENT OF THE FUND
Trustees and Officers
     The Board of Trustees of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board of Trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The Fund’s officers, who are all officers or employees of the Investment Adviser or its affiliates, are responsible for the day-to-day management and administration of the Fund’s operations. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships during the last five years are set forth under “Management of the Fund” in the SAI.

The Investment Adviser
     Subject to the overall supervision of the Board of Trustees, the Fund is managed by Cushing MLP Asset Management, LP. The Investment Adviser is an SEC-registered investment adviser headquartered in Dallas, Texas. The Investment Adviser serves as investment adviser to registered and unregistered funds, which invest primarily in securities of MLPs and other natural resource companies. The Investment Adviser is also the sponsor of The Cushing® 30 MLP Index which is a fundamentally based MLP index, comprised of 30 equally weighted publicly traded energy infrastructure MLPs and The Cushing® MLP High Income Index, which tracks the performance of 30 publicly traded MLP securities with an emphasis on current yield. The Investment Adviser continues to seek to expand its platform of MLP-related investment products, leveraging extensive industry contacts and significant research depth to drive both passive and actively managed investment opportunities for individual and institutional investors. The Investment Adviser seeks to identify and exploit investment niches it believes are generally less understood and less followed by the broader investor community. The Investment Adviser’s principal business address is 8117 Preston Road, Suite 440, Dallas, Texas 75225. The Investment Adviser is indirectly controlled by Jerry V. Swank.
     The Investment Adviser considers itself one of the principal professional institutional investors in the energy sector based on the following:
•	An investment team with extensive experience in analysis, investment, portfolio management, risk management, and private securities transactions in MLPs and MLP-related securities.

•	Focus on bottom-up, fundamental analysis performed by its experienced investment team is core to the Investment Adviser’s investment process.

•	The investment team’s wide range of professional backgrounds, market knowledge, industry relationships, and experience in the analysis, financing, and structuring of energy sector investments give the Investment Adviser insight into, and the ability to identify and capitalize on, investment opportunities in MLPs and related issuers in the energy sector.

•	Its central location in Dallas, Texas and proximity to major players and assets in the MLP-related space.
     The Investment Adviser acts as the investment adviser to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Adviser a fee, payable at the end of each calendar month, at an annual rate equal to      % of the average weekly value of the Fund’s Managed Assets during such month (the “Management Fee”) for the services and facilities provided by the Investment Adviser to the Fund. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.
     Because the Management Fee is based upon a percentage of the Fund’s Managed Assets, the Management Fee will be higher if the Fund employs leverage. Therefore, the Investment Adviser will have a financial incentive to use leverage, which may create a conflict of interest between the Investment Adviser and the Fund’s common shareholders.
     Pursuant to the Investment Management Agreement, the Investment Adviser is responsible for managing the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of the Fund’s Board of Trustees. In addition, the Investment Adviser furnishes offices, necessary facilities and equipment on behalf of the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

     In addition to the Management Fee, the Fund pays all other costs and expenses of its operations, including the compensation of its Trustees (other than those affiliated with the Investment Adviser); the fees and expenses of the Fund’s administrator, the custodian and transfer and dividend disbursing agent; legal fees; leverage expenses (if any); rating agency fees (if any); listing fees and expenses; fees of independent auditors; expenses of repurchasing shares; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any.
     A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of Trustees will be available in the Fund’s initial annual report to shareholders, for the period ending.
Portfolio Management
     Jerry V. Swank, Founder and Managing Partner of the Investment Adviser, and Daniel L. Spears, Partner and Portfolio Manager of the Investment Adviser, are primarily responsible for the day-to-day management of the Fund’s portfolio.
     Jerry V. Swank. Mr. Swank formed Swank Capital, LLC in 2000 to provide proprietary energy research to a select group of institutional investors, emphasizing in-depth independent research. Prior to forming Swank Capital, LLC, Mr. Swank spent five years with John S. Herold, Inc. (“Herold”). Herold is an independent oil & gas research and consulting company. He joined Herold in 1995 and served as Managing Director heading up its sales and new product development team until May 1998, when he assumed the position of President. During this period, Mr. Swank developed an in-depth knowledge of the worldwide energy industry, sector profitability, global growth prospects and supply/demand dynamics. Prior to joining Herold, Mr. Swank spent 14 years with Credit Suisse First Boston Corporation in Institutional Equity and Fixed Income Sales in its Dallas office from 1980 to 1995. From 1985 to 1995 he was a Credit Suisse First Boston Corporation Director and Southwestern Regional Sales Manager. Prior to Credit Suisse First Boston Corporation, Mr. Swank worked from 1976 to 1980 on the buy side as an analyst and portfolio manager with Mercantile Texas Corp. Mr. Swank received a B.A. from the University of Missouri (Economics) and an M.B.A. from the University of North Texas. Mr. Swank has served on the Board of Directors of John S. Herold, Inc., Matador Petroleum Corporation and Advantage Acceptance, Inc. and currently serves on the board of directors of E-T Energy Ltd., Central Energy, LP and The Dalrymple Global Resources Offshore Fund, Ltd. Mr. Swank is also Chairman of the Board, CEO, President, and Portfolio Manager for the Cushing MLP Total Return Fund and the Cushing MLP Premier Fund.
     Daniel L. Spears. Mr. Spears joined Swank Capital, LLC as a Partner in 2006. Mr. Spears is Executive Vice President, Secretary and Portfolio Manager of The Cushing MLP Total Return Fund and the Cushing MLP Premier Fund. Prior to joining Swank Capital in 2006, Mr. Spears was an investment banker in the Natural Resources Group at Banc of America Securities LLC for eight years. Prior to that, Mr. Spears was in the Global Energy and Power Investment Banking Group at Salomon Smith Barney. Mr. Spears received his B.S. in Economics from the Wharton School of the University of Pennsylvania. Mr. Spears currently serves on the Board of Directors for Lonestar Midstream, L.P., PostRock Energy Corporation and Central Energy, LP.
     Judd B. Cryer. Mr. Cryer joined Swank Capital, LLC in 2005. He is a Senior Vice President and Senior Research Analyst of Swank Capital and has six years of experience in investment management and research analysis, and seven years of direct engineering and project management experience in various sectors of the energy industry. Prior to his current position, he was a co-portfolio manager and research analyst for an income-oriented energy hedge fund at Swank Capital. Prior to joining Swank Capital, Mr. Cryer was a consulting engineer at Utility Engineering Corp. for three years, and served four years as a project manager with Koch John Zink Company. Mr. Cryer received his B.S. in Mechanical Engineering from Oklahoma State University and an M.B.A. in Finance from Southern Methodist University.
     The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.
NET ASSET VALUE
     The Fund will determine the net asset value of its common shares as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) no less frequently than weekly on Wednesday of each week and the last business day in each of November and May. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends and the Fund’s deferred tax liability, if any) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received and the Fund’s deferred tax asset, if any) and dividing the result by the total number of outstanding common shares of the Fund.
     The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Board of Trustees from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:
•	The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

•	Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value of those dividends or rights, as determined by the Investment Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

•	Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

•	The Fund’s non-marketable investments will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.
     When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations will be based upon all available factors that the Investment Adviser deems relevant.
     Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. If events occur between the time when a security’s price was last determined on a securities exchange or market and the time when the Fund’s net asset value is last calculated that the Investment Adviser deems materially affect the price of such security (for example, (i) movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets, (ii) a foreign securities market closes because of a natural disaster or some other reason, (iii) a halt in trading of the securities of an issuer on an exchange during the trading day or (iv) a significant event affecting an issuer occurs), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.
     Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. In addition, accrued payments to the

Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.
     Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value, the Fund will, among other things, account for its deferred tax liability and/or asset balances.
     The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value.
     The Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future Energy Trust and MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of Energy Trusts, MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of Energy Trust and MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax net operating loss carryforwards range from seventeen to twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the Energy Trust and MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.
     The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by Energy Trusts and MLPs regarding the tax characterization of the distributions made by such entities, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. If such information is not received from such entities on a timely basis, the Fund will estimate the tax characterization of the distributions received by the Fund based on average historical tax characterization of distributions made by Energy Trusts and MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. The Fund’s net asset value calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the

Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.
     The investment strategy of investing primarily in Energy Trusts and MLPs and electing to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.
DISTRIBUTIONS
     The Fund intends to make regular quarterly cash distributions of all or a portion of its income to its common shareholders. The Fund may pay capital gain distributions annually, if available.
     The Fund anticipates that, due to the tax characterization of cash distributions made by Energy Trusts and MLPs, a portion of the Fund’s distributions to common shareholders will consist of tax-advantaged return of capital for U.S. federal income tax purposes. In general, a portion of the distribution will constitute a return of capital to a common shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in common shares of the Fund and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells common shares of the Fund. Dividends in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. The Fund’s distribution rate will vary based upon the distributions received from underlying investments in Energy Trust and MLPs. To permit it to maintain a more stable quarterly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions and, until distributed, would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. Shareholders will automatically have all distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”
     Initial distributions to common shareholders are expected to be declared within 60 to 90 days, and paid within 90 to 120 days, after completion of the common share offering, depending upon market conditions. Due to the timing of the Fund’s offering of common shares and expected receipt of initial distributions from Energy Trusts and MLPs in which the Fund will invest, the Fund anticipates that a significant portion of its first distribution to common shareholders will be made from sources other than cash distributions from Energy Trusts and MLPs and may consist of a return of capital.
     Distributions by the Fund, whether paid in cash or in additional common shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.
     Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.
DIVIDEND REINVESTMENT PLAN
     Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC. (together, the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.
     Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.
     If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to in this Prospectus as “market premium”), the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.
     If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to in this Prospectus as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.
     In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay quarterly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly-issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly-issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.
     The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent or its designee will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
     There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See “Certain U.S. Federal Income Tax Considerations.” Participants who request a sale of shares through the Plan Agent are subject to a $      sales fee and pay a brokerage commission of $      per share sold.
     The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
     For more information about the Plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent.
DESCRIPTION OF SHARES
     The following is a brief description of the terms of the common shares and preferred shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated July 18, 2011, as filed with the State of Delaware on July 18, 2011 and as amended through the date hereof.
Common Shares
     The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees will have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The Fund currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.
     The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.
     The Fund has no present intention of offering any additional shares other than common shares issued under the Fund’s Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s common shareholders.
     The Fund’s common shares are expected to be listed on the New York Stock Exchange under the symbol “      ”. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and offering costs paid by the Fund. See “Summary of Fund Expenses.”
     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end funds frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), distribution stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and you should not purchase the common shares if you intend to sell them soon after purchase.
Preferred Shares
     The Fund’s Agreement and Declaration of Trust provides that the Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued pursuant to such provision. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued distributions on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described below, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of the preferred shares to be offered. As of the date of this Prospectus, the Fund has not issued any preferred shares, and the Board of Trustees has no present intention to issue preferred shares.
     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.
     Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Fund at any time two years of distributions on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end fund or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.
     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any issued preferred shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.
Other Shares
     The Board of Trustees (subject to applicable law and the Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees deems appropriate. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.
ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST
     The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into two classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a two-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office (with or without cause) by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.
     In addition, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Fund.
     The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of any assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.
     The Fund’s Agreement and Declaration of Trust limits the ability of persons to beneficially own (within the meaning of Section 382 of the Code) more than 4.99% of the outstanding common shares of the Fund and could have an anti-takeover effect on the Fund, which could decrease the Fund’s market price in certain circumstances or limit the ability of certain shareholders to influence the management of the Fund. This restriction is intended to reduce the risk of the Fund undergoing an “ownership change” within the meaning of Section 382 of the Code, which would limit the Fund’s ability to use a net operating loss carryforward, a capital loss carryforward and certain unrealized losses (if such tax attributes exist). In general, an ownership change occurs if 5% shareholders (and certain persons or groups treated as 5% shareholders) of the Fund increase their ownership percentage in the Fund by more than 50 percentage points in the aggregate within any three-year period ending on certain defined testing dates. If an ownership change were to occur, Section 382 would impose an annual limitation on the amount of post-ownership change income that the Fund may offset with pre-ownership change losses, and might impose restrictions on the Fund’s ability to use certain unrealized losses existing at the time of the ownership change. Such a limitation arising under Section 382 could reduce the benefit of the Fund’s then existing net operating loss carryforward, capital loss carryforward or unrealized losses, if any.
     To convert the Fund to an open-end investment company, the Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders.
     For the purposes of calculating “a majority of the outstanding voting securities” under the Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.
     The Agreement and Declaration of Trust also provides that the Fund may be dissolved and terminated upon the approval of 75% of the Trustees by written notice to the shareholders.
     The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust, on file with the SEC for the full text of these provisions.
CERTAIN PROVISIONS OF DELAWARE LAW, THE AGREEMENT AND DECLARATION OF TRUST AND BYLAWS
     Classified Board of Trustees. The Fund’s Board of Trustees is divided into two classes of trustees serving staggered two-year terms. Upon expiration of their current terms, Trustees of each class will be elected to serve for two-year terms and until their successors are duly elected and qualified or the Fund terminates, and each year one class of Trustees will be elected by the shareholders. A classified board may render a change in control of the Fund or removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Trustees will help to ensure the continuity and stability of its management and policies.
     Election of Trustees. The Fund’s Agreement and Declaration of Trust provides that the affirmative vote of the holders of a plurality of the outstanding shares entitled to vote in the election of Trustees will be required to elect a Trustee.
     Number of Trustees; Vacancies; Removal. The Fund’s Agreement and Declaration of Trust provides that the number of Trustees will be set by the Board of Trustees. The Fund’s Agreement and Declaration of Trust provides that a majority of the Fund’s Trustees then in office may at any time increase or decrease the number of Trustees provided there will be at least one Trustee. As soon as any such Trustee has accepted his appointment in writing, the trust estate will vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he will be deemed a Trustee thereunder. The Trustees’ power of appointment is subject to Section 16(a) of the 1940 Act. Whenever a vacancy in the number of Trustees will occur, until such vacancy is filled as provided, the Trustees in office, regardless of their number, will have all the powers granted to the Trustees and will discharge all the duties imposed upon the Trustees by the Declaration.
     Action by Shareholders. Shareholder action can be taken only at an annual or special meeting of shareholders or by written consent in lieu of a meeting.
     Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals. The Fund’s Bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Trustees and the proposal of business to be considered by shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by the Board of Trustees or (3) by a shareholder of record both at the time of giving of notice and at the time of the annual meeting who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder of record both at the time of giving of notice and at the time of the annual meeting who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
     Calling of Special Meetings of Shareholders. The Fund’s Bylaws provide that special meetings of shareholders may be called at any time by the Chairman, the President or the Trustees. By following certain procedures, a special meeting of shareholders will also be called by the Secretary of the Trust upon the written request of the Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
CLOSED-END FUND STRUCTURE
     Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Although mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.
     Shares of closed-end funds listed for trading on a securities exchange frequently trade at discounts to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Fund’s common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the Fund’s structure in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the Fund’s shareholders. However, the Board of Trustees may periodically review the trading range and activity of the Fund’s shares with respect to their net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Fund’s common shares at net asset value or the Fund’s possible conversion to an open-end mutual fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Fund’s common shares trading at a price equal to or close to net asset value per share of its common shares.
     To convert the Fund to an open-end investment company, the Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund would be required to redeem any preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Fund’s Board of Trustees may at any time propose the Fund’s conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. However, based on the determination of the Board of Trustees in connection with this initial offering of the Fund’s common shares that the closed-end structure is desirable in light of the Fund’s investment objective and policies, it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.
REPURCHASE OF COMMON SHARES
     In recognition of the possibility that the Fund’s common shares might trade at a discount to net asset value and that any such discount may not be in the interest of the Fund’s common shareholders, the Board of Trustees, in consultation with the Investment Adviser, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Trustees also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for the Fund’s common shares, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its applicable duties and compliance with applicable U.S. state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Fund’s common shares, trading volume of the Fund’s common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund’s expenses and reduce its net income.
     There can be no assurance that repurchases of the Fund’s common shares or tender offers, if any, will cause its common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund’s outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the Fund’s common shares.
     Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Fund’s common shares, the acquisition of common shares by the Fund will decrease its total assets and therefore will have the effect of increasing its expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Because of the nature of the Fund’s investment objective, policies and portfolio, particularly its investment in illiquid or otherwise restricted securities, it is possible that repurchases of common shares or tender offers could interfere with the Fund’s ability to manage its investments in order to seek its investment objective. Further, it is possible that the Fund could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common shares.
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
     The following is a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined below) that acquire shares and that hold such shares as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. This summary of U.S. federal income tax consequences is for general information only. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares, as well as the effects of state, local and non-U.S. tax laws.
     For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the Fund that, for U.S. federal income tax purposes, is one of the following:
•	an individual who is a citizen or resident of the United States;
•	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
     If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.
The Fund
     The Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%). In addition, as a regular corporation, the Fund will be subject to state and local income taxes by reason of its investments in equity securities of U.S. royalty trusts and MLPs. Therefore, the Fund may have state and local income tax liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the shares. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions.
     The Fund intends to invest a portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to shareholders.
     The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently a maximum rate of 35%), regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP generally will be equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s tax basis in an equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. If the Fund is required to sell equity securities in the MLPs to meet redemption requests, the Fund likely will recognize income and/or gain for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund and decrease cash available for distribution to shareholders. To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.
     The Fund also intends to invest in U.S. royalty trusts. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.
     The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs and U.S. royalty trusts in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.
     The Fund will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.
     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.
U.S. Shareholders
     Distributions. Distributions by the Fund of cash or property in respect of the shares of the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2012, are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements. For taxable years beginning after December 31, 2012, dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) will be fully taxable at ordinary income (i.e., up to 39.6%) rates unless further Congressional action is taken.
     If the amount of a distribution by the Fund exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the Fund for more than one year.

     The Fund’s earnings and profits are generally calculated by making certain adjustments to the Fund’s taxable income. Based upon the Fund’s review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the Fund’s current and accumulated earnings and profits. Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.
     Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.
     U.S. Shareholders that participate in the Fund’s Plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the Fund.
     Sales of Shares of the Fund. Upon the sale, exchange or other taxable disposition of shares of the Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2012). The deductibility of capital losses is subject to limitations under the Code.
     A U.S. Shareholder’s adjusted tax basis in its shares of the Fund may be less than the price paid for the shares of the Fund as a result of distributions by the Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).

UNDERWRITING
          and       are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the Fund’s underwriting agreement dated      , each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of common shares set forth opposite the underwriter’s name.

Number of
Underwriters	Common Shares

Total
     The underwriting agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) if they purchase any of the common shares.
     The underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to dealers at the public offering price less a concession not to exceed $       per share. The sales load the Fund will pay of $       per share is equal to      % of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not to exceed $       per share on sales to other dealers. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any common shares purchased on or before      , 2011. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.
     The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to            additional common shares at the public offering price less the sales load. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional common shares approximately proportionate to such underwriter’s initial purchase commitment.
          We and all trustees and officers and the holders of all of our outstanding stock have agreed that, without the prior written consent of the representatives on behalf of the underwriters, we and they will not, during the period ending 180 days after the date of this prospectus:

•	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares;

•	file any registration statement with the Securities and Exchange Commission relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares;

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, we issue an earnings release or announce material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. These lock-up agreements will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to our Dividend Reinvestment Plan or any preferred share issuance, if any.
     To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell common shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, at least 1,100,000 common shares are publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The minimum investment requirement is 100 common shares ($        ). The Fund’s common shares are expected to be listed on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “.
     The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional common shares.

Paid by Fund
	No Exercise	Full Exercise
Per share	$	$
Total	$	$

     The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.
     Certain underwriters may make a market in the common shares after trading in the common shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.
     In connection with the offering,       , on behalf of itself and the other underwriters, may purchase and sell common shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common shares in excess of the number of common shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of common shares made in an amount up to the number of common shares represented by the underwriters’ over-allotment option. In determining the source of common shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of common shares available for purchase in the open market as compared to the price at which they may purchase common shares through the over-allotment option.
     Transactions to close out the covered syndicate short position involve either purchases of common shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of common shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of common shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of common shares in the open market while the offering is in progress.
     The underwriters may impose a penalty bid. Penalty bids permit the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing common shares in this offering if the syndicate repurchases common shares to cover syndicate short positions or to stabilize the purchase price of the common shares.
     Any of these activities may have the effect of preventing or retarding a decline in the market price of common shares. They may also cause the price of common shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.
     A Prospectus in electronic format may be available on the websites maintained by one or more of the underwriters. Other than this Prospectus in electronic format, the information on any such underwriter’s website is not part of this Prospectus. The representatives may agree to allocate a number of common shares to the underwriters for sale to their online brokerage account holders. The representatives will allocate common shares to the underwriters that may make internet distributions on the same basis as other allocations. In addition, common shares may be sold by the underwriters to securities dealers who resell common shares to online brokerage account holders.
     The Fund estimates that its portion of the total expenses of this offering, excluding the underwriting discounts, will be approximately $       .
     Prior to the initial public offering of common shares, the Investment Adviser purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund.

Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Investment Adviser and the representatives. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the common shares will develop and continue after this offering.
     No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus or any other material relating to us or the common shares in any jurisdiction where action for that purposes is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.
     Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund.
     The Fund anticipates that       and other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters may from time to time act as dealers in connection with the execution of portfolio transactions.
     The principal business address of      is      . The principal business address of       is       .
Additional Compensation to Underwriters
     The Investment Adviser (and not the Fund) has agreed to pay to       from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund’s common shares in the amount of $     . If the over-allotment option is not exercised, the structuring fee paid to        will not exceed       % of the gross offering proceeds. These services are unrelated to the Investment Adviser’s function of advising us as to its investment in securities or use of investment strategies and investment techniques.
     The Investment Adviser (and not the Fund) has agreed to pay to       , from its own assets, an incentive fee in the amount of $       . If the over-allotment option is not exercised, the incentive fee paid to       will not exceed       % of the gross offering proceeds.
          will provide the Investment Adviser and the Fund with certain distribution, marketing and shareholder services. Distribution services and any other services requiring a broker-dealer will be provided through distribution partner ,       , which is a registered broker-dealer.        will consult with the Investment Adviser and the Fund in connection with marketing and sales strategies relating to the distribution of the Fund’s common shares. also will participate in marketing the Fund’s common shares through engaging in wholesaling activities and preparing and participating in road shows and the distribution of sales literature regarding the Fund.
     Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load that we will pay of $      per share is equal to     % of gross proceeds. We have agreed to reimburse the underwriters the reasonable fees and disbursements of counsel to the underwriters in connection with the review by FINRA of the terms of the sale of the common shares, the filing fees incident to the filling of marketing materials with FINRA and the transportation and other expenses incurred by the underwriters in connection with presentations to prospective purchasers of common shares, which amount will not exceed      % of gross proceeds. Our Adviser (and not us) will pay marketing and structuring fees as described above. Total compensation to the underwriters will not exceed 8.0% of gross proceeds.
OTHER SERVICE PROVIDERS
     Computershare Inc. and its fully owned subsidiary, Computershare Trust Company, N.A., which are located at 250 Royall Street, Canton, MA 02021, have entered into a transfer agency and service agreement with the Fund. Under this agreement, Computershare Trust Company, N.A. serves as the Fund’s transfer agent, registrar and administrator of its dividend reinvestment plan, and Computershare Inc. serves as dividend disbursing agent and may act on behalf of Computershare Trust Company, N.A. in providing certain of the services covered by the agreement.
     U.S. Bank National Association, which is located at 1555 N. Riveright Dr., Suite 302, Milwaukee, WI 53212, acts as custodian of the Fund’s securities and other assets.
     U.S. Bancorp Fund Services LLC, the Administrator, which is located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s administrator pursuant to a fund administration servicing agreement. Pursuant to this agreement, the Administrator provides the Fund with, among other things, compliance oversight, financial reporting oversight and tax reporting. The Administrator acts as the Fund’s fund accountant. The Administrator will assist in the calculation of the Fund’s net asset value. The Administrator will also maintain and keep current the accounts, books, records and other documents relating to the Fund’s financial and portfolio transactions.
LEGAL MATTERS
     Certain legal matters will be passed on for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the underwriters by Andrews Kurth LLP, New York, New York in connection with the offering of the common shares.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.
ADDITIONAL INFORMATION
     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with those requirements is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports and other information, including the Fund and Investment Adviser’s code of ethics, can be inspected and copied at the Securities and Exchange Commission’s Public Reference Room, Washington, D.C. 20549-0102. Information on the operation of such public reference facilities may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Copies of such materials can be obtained from the Securities and Exchange Commission’s Public Reference Room, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Securities and Exchange Commission maintains a website at www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. Copies of the Fund’s annual and semi-annual reports may be obtained, without charge, upon request mailed to The Cushing Royalty & Income Fund, c/o Cushing MLP Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225 or by calling toll free at (800) 662-7232 and also are made available on the Fund’s website at ________________. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus.
     Additional information regarding the Fund is contained in the registration statement on Form N-2, including the SAI and amendments, exhibits and schedules to the registration statement relating to such shares filed by the Fund with the Securities and Exchange Commission in Washington, D.C. This Prospectus does not contain all of the information set out in the registration statement, including the SAI and any amendments, exhibits and schedules to the registration statement. For further information with respect to the Fund and the common shares offered hereby, reference is made to the registration statement and the SAI. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement and the SAI may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part of the registration statement may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.
     You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 86 of this Prospectus, by calling toll-free at (800) 662-7232, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). The SAI is incorporated by reference in its entirety into this Prospectus.

PRIVACY POLICY
     In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its shareholders with respect to their transactions in shares of the Fund. This information includes:

•	information the Fund receives from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	information about your transactions with the Fund, our affiliates or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.
     The Fund does not disclose any nonpublic personal information about you, the Fund’s other shareholders or the Fund’s former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. To protect your personal information internally, the Fund restricts access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to our shareholders. The Fund also maintains certain other safeguards to protect your nonpublic personal information.
     In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Until          (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.
         Shares
The Cushing Royalty & Income Fund
Common Shares
$           per Share

PROSPECTUS

Subject to Completion, dated October 7, 2011

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
The Cushing Royalty & Income Fund

Statement of Additional Information
     The Cushing Royalty & Income Fund (the “Fund”) is organized as a Delaware statutory trust and is a newly organized non-diversified, closed-end management investment company. The Fund’s investment objective is to seek a high total return, with an emphasis on current income. No assurance can be given that the Fund’s investment objective will be achieved.
     This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated       . Investors should obtain and read the Prospectus prior to purchasing common shares. A copy of the prospectus may be obtained, without charge, by calling the Fund at .
     The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”). The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.
     The Fund is managed by Cushing MLP Asset Management, LP (the “Investment Adviser”)
This Statement of Additional Information is dated .

THE FUND
     The Fund is a newly organized, non-diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund’s common shares of beneficial interest, par value $.001 (the “common shares”), are expected to be listed on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “       ”.
INVESTMENT STRATEGIES AND RISKS
     The sections below describe, in greater detail than in the Prospectus, some of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.
Repurchase Agreements
     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Investment Adviser under guidelines approved by the Board of Trustees. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.
     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.
Reverse Repurchase Agreements
     A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate cash and/or liquid securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of cash and/or liquid securities at least equal to the amount of any purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.
Rights and Warrants
     The Fund may invest in rights and warrants. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. Rights are similar to warrants except that they have a substantially shorter term. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus producing a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised.
     Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market.
When-Issued and Delayed Delivery Transactions
     The Fund may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund’s portfolio consistent with the Fund’s investment objectives and policies and not for the purpose of investment leverage.
     Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on the Fund’s net asset value. A commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. By entering into a commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale.
Short Sales Against the Box
     The Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is required to recognize gain from the short sale for federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. The Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.
Preferred Stocks
     The Fund may invest in preferred stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.
STRATEGIC TRANSACTIONS
     The Fund may, but is not required to, use various investment strategies as described below (“Strategic Transactions”). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by the Fund is a function of numerous variables including market conditions. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.
General Risks of Derivatives
     Strategic Transactions may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different from or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.
     The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.
•	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interests. The Fund bears the risk that the Investment Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•	Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•	Using derivatives as a hedge against a portfolio investment presents the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•	While using derivatives for hedging purposes can reduce the Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

•	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•	The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the “counterparty”) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

•	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•	Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, the Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

•	The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•	As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid.

•	Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to sell portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged.

•	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays the Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•	Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

•	Legislation regarding regulation of the financial sector, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, could change the way in which derivative instruments are regulated and/or traded. Such regulation may impact the availability, liquidity and cost of derivative instruments. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.
Options
     An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.
     Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.
     Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.
     The Fund may write call options that are “covered.” A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.
     Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund gives up the opportunity during the option’s life to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.
     The Fund may also write uncovered call options (i.e., where the Fund does not own the underlying security or index). Similar to a naked short sale, writing an uncovered call creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the call option if it is exercised before it expires. There can be no assurance that the securities necessary to cover the call option will be available for purchase. Purchasing securities to cover an uncovered call option can itself cause the price of the securities to rise, further exacerbating the loss.
     The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.
     The Fund may write put options that are “covered.” A put option on a security is covered if (a) the Fund segregates liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.
     Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.
     The Fund may also write uncovered put options. The seller of an uncovered put option theoretically could lose an amount equal to the entire aggregate exercise price of the option if the underlying security were to become valueless.
     The Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to the Fund. The Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.
     The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.
     Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the

Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.
     As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.
     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.
     Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.
     Index options written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser, are expected to correlate to those of the underlying index.
     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options. Foreign currency options written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.
     Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:
•	The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.

•	The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•	The Fund’s options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•	The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•	Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•	The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.
Futures Contracts
     A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.
     Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.
     The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.
     In addition, the Fund may be required to maintain segregated liquid assets in order to cover futures transactions. The Fund will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract.
     Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into forward contracts.
     Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.
     Options on futures contracts written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund’s futures position.
     Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:
•	The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•	Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•	Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund’s potential losses.

•	Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.
Swap Contracts and Related Derivative Instruments
     A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.
     Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund’s investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease their exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.
     The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.
     Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.
     The Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate values. Caps, floors and collars may be less liquid that other types of swaps. If the Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Fund’s net obligations with respect to the caps, floors or collars.
     Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.
     Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
     Credit Default Swaps. The Fund may enter into credit default swap contracts and options thereon. A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value ) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Fund will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by it. The use of credit default swaps could result in losses to the Fund if the Investment Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.
     Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.
     Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
     General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:
•	Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•	In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•	The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.
Structured Products
     The Fund also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.
     Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. In addition, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.
     Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The Fund may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses.
     Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Combined Transactions
     Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.
Regulatory Matters
     As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating or earmarking liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated or earmarked liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Fund is permitted to segregate or earmark cash and/or liquid securities in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating or earmarking cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.
     Each of the exchanges and other trading facilities on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Fund may write. Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.
INVESTMENT RESTRICTIONS
     The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:
     1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
     2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
     3. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time; provided, however, that the Fund will, in normal circumstances, invest more than 25% of its assets in the industry or group of industries that constitute the energy sector and may invest to an unlimited degree in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.
     4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
     5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
     6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the respective Fund from the provisions of the 1940 Act, as amended from time to time.
     The rest of the Fund’s investment policies, including the Fund’s investment objective and percentage parameters described in the Fund’s Prospectus, are not fundamental policies of the Fund and may be changed without shareholder approval.
MANAGEMENT OF THE FUND
Board of Trustees
     The Board of Trustees of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board of Trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships during the last five years are shown below. The business address of the Fund, its Trustees and officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

			Principal	Number of Portfolios	Other Directorships
		Term of Office and	Occupation	in Fund	Held by Trustee
Name and Year	Position Held	Length of Time	During Past	Complex(2)	During Past Five
of Birth	with the Fund	Served(1)	Five Years	Overseen by Trustee	Years
INDEPENDENT TRUSTEES:

Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2011	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser) Director of Southern Methodist University’s Encap Investment & LCM Group Alternative Asset Management Center (2006 to 2010); and Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	3	CM Advisers Family of Funds (2 series) and Dreman Contrarian Funds (2 series)

Edward N. McMillan (1947)	Lead Independent Trustee	Trustee since 2011	Retired. Over 35 years of experience in asset management, banking and general business matters.	3	None

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee	Trustee since 2011	Retired. A founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	3	Dorchester Minerals LP (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.).

INTERESTED TRUSTEE:

Jerry V. Swank (1951)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2011	Managing Partner of the Investment Adviser and founder of Swank Capital, LLC (2000 to present).	3	E-T Energy Ltd. (2008 to present); Central Energy, LP (2011 to present)

(1)	After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he serves.

— Messrs. Bruce and Trout, as Class I Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

— Messrs. Swank and McMillan, as Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.

(2)	The “Fund Complex” includes each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are three funds (including the Fund) in the “Fund Complex.”

*	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Investment Adviser.
Trustee Qualifications
     The Board of Trustees has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board of Trustees considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.
     Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board of Trustee’s conclusion that an individual should serve on the Board of Trustees. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act or the rules and regulations of the SEC.
     Brian R. Bruce. Mr. Bruce has served as a Trustee of the Fund since its inception in 2011, and has served as a trustee of the Cushing MLP Premier Fund (“Premier”) since 2010 and as a trustee of the Cushing MLP Total Return Fund (“SRV”) since 2007. Through his experience as a trustee of and chairman of the Audit Committee of the Fund, Premier, SRV and certain other registered investment companies, as a professor at Southern Methodist University’s Cox School of Business and Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.
     Edward N. McMillan. Mr. McMillan has served as a Trustee of the Fund since its inception in 2011, and has served as a trustee of Premier since 2010 and as a trustee of SRV since 2007. Through his experience as lead independent trustee of the Fund, Premier and SRV, 35 years of investment management experience, including as president of a small cap equity management firm, and prior service as chairman of the board of four registered investment companies, Mr. McMillan is experienced in financial, regulatory and investment matters.
     Ronald P. Trout. Mr. Trout has served as a Trustee of the Fund since its inception in 2011, and has served as a trustee of Premier since 2010 and as a trustee of SRV since 2007. Through his experience as a trustee of the Fund, Premier and SRV, as founding partner and senior vice president of an investment management firm and his service on the board of a publicly traded natural resources company, Mr. Trout is experienced in financial, regulatory and investment matters.
     Jerry V. Swank. Mr. Swank has served as a Trustee of the Fund since its inception in 2011, and has served as a trustee of Premier since 2010 and as a trustee of SRV since 2007. Through his experience as a trustee and chairman of the board of trustees of the Fund, Premier and SRV, managing partner of the Investment Adviser and founder of Swank Capital, LLC and his extensive professional experience with investment firms and as an oil and gas research consultant, Mr. Swank is experienced in financial, regulatory and investment matters.
Board Leadership Structure
     The primary responsibility of the Board of Trustees is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Investment Adviser and other service providers who have been approved by the Board of Trustees. The Board of Trustees is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Fund (“Independent Trustees”) and one of whom is classified as an interested person of the Fund (“Interested Trustee”). Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
     An Interested Trustee, Mr. Jerry V. Swank, currently serves as Chairman of the Board of Trustees. The Chairman of the Board of Trustees presides at meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board of Trustees from time to time.
     The Independent Trustees have selected Mr. McMillan as lead Independent Trustee. The lead Independent Trustee participates in the planning of Board of Trustee meetings, seeks to encourage open dialogue and independent inquiry among the trustees and management, and performs such other functions as may be requested by the Independent Trustees from time to time.
     The Board of Trustees will meet regularly four times each year to discuss and consider matters concerning the Fund, and will also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and intend to regularly meet outside the presence of Fund management.
     The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board of Trustees. The committees will meet as often as necessary, either in conjunction with regular meetings of the Board of Trustees or otherwise. The committees of the Board of Trustees are the Audit Committee and the Nominating, Corporate Governance and Compensation Committee. The functions and role of each Committee are described below under “—Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board of Trustees believes allows them to participate in the full range of the Board of Trustees’ oversight duties.
     The Board of Trustees has determined that this leadership structure, including a Chairman of the Board of Trustees who is an Interested Trustee, a Lead Independent Trustee, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board of Trustees considered, among other things, the role of the Investment Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board of Trustees will be conducted through the Committees, the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund. The Board of Trustees also believes that its structure, including the presence of one Trustee who is an executive officer of the Investment Adviser, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.
Board Committees
     Nominating, Corporate Governance and Compensation Committee. Messrs. Bruce, McMillan and Trout, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Nominating, Corporate Governance and Compensation Committee. Mr. Trout serves as chairman of the Nominating, Corporate Governance and Compensation Committee. As part of its duties, the Nominating, Corporate Governance and Compensation Committee makes recommendations on the composition of the Board of Trustees, develops and makes recommendations to the Board of Trustees regarding corporate governance matters and practices, and reviews and makes recommendations to the Board of Trustees with respect to any compensation to be paid to certain persons including the chief compliance officer of the Fund and the Independent Trustees. The committee will consider nominees recommended by shareholders under the terms of the Agreement and Declaration of Trust and the Bylaws. Such recommendations should be forwarded to the Secretary of the Fund. In considering candidates submitted by shareholders, the Nominating, Corporate Governance and Compensation Committee will take into consideration the needs of the Board of Trustees and the qualifications of the candidate.
     Audit Committee. Messrs. Bruce, McMillan and Trout, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Audit Committee. Mr. Bruce serves as chairman of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund’s independent registered public accounting firm.

Board’s Role in Risk Oversight
     The Fund has retained the Investment Adviser to provide investment advisory services and certain administrative services. The Investment Adviser is primarily responsible for the management of risks that may arise from Fund investments and operations. Certain employees of the Investment Adviser serve as the Fund’s officers, including the Fund’s President, Chief Executive Officer and Chief Financial Officer. The Board of Trustees oversees the performance of these functions by the Investment Adviser, both directly and through the Committee structure the Board of Trustees has established. The Board of Trustees will receive from the Investment Adviser reports on a regular and as-needed basis relating to the Fund’s investment activities and to the actual and potential risks of the Fund, including reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board of Trustees will meet periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance and investment risks.
     In addition, the Board of Trustees has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Fund that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and will provide presentations to the Board of Trustees at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board of Trustees will discuss relevant risks affecting the Fund with the CCO at these meetings. The Board of Trustees has approved the Compliance Policies and will review the CCO’s reports. Furthermore, the Board of Trustees will annually review the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
Executive Officers
     The following information relates to the executive officers of the Funds who are not Trustees. The officers of the Fund were appointed by the Board of Trustees on July 27, 2011 and will serve until their respective successors are chosen and qualified.

Principal Occupation
Name and Year of Birth	Position	During the Past Five Years
John H. Alban (1963)	Chief Financial Officer and Treasurer	Chief Operating Officer (“COO”) and Chief Financial Officer (“CFO”) of the Investment Adviser (2010 — Present); Chief Administrative Officer of NGP Energy Capital Management (2007 — 2009); Chief Operating Officer of Spinnerhawk Capital Management, L.P. (2005 — 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer	General Counsel and Chief Compliance Officer of the Investment Adviser (2010 — Present); Partner, Akin Gump Strauss Hauer & Feld LLP (2005 — 2010); Vice President, Legal, Compliance and Administration, American Beacon Advisors, Inc. (1995 — 2005); Attorney and Branch Chief, U.S. Securities and Exchange Commission (1988 — 1995).

Daniel L. Spears (1972)	Executive Vice President and Secretary	Partner and portfolio manager of the Investment Adviser (2006 — present). Executive Vice President and Secretary of other funds in the Fund Complex. Previously, investment banker at Banc of America Securities, LLC (1998 to 2006).

Principal Occupation
Name and Year of Birth	Position	During the Past Five Years
Judd B. Cryer (1973)	Vice President	Senior Vice President and Research Analyst of the Investment Adviser (2005 — present). Previously, a consulting engineer at Utility Engineering Corp. (1999-2003) and a project manager with Koch John Zink Company (1996-1998).
Shareholder Communications
     Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board of Trustees by addressing the communications directly to the Board of Trustees (or individual Board member(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified above for each Trustee. Other shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management and will be forwarded to the Board of Trustees only at management’s discretion based on the matters contained in those communications.
Remuneration of Trustees and Officers
     Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Fund is paid: (i) an annual retainer of $         ; (ii) a fee of $ for each in-person meeting of the Board of Trustees attended; (iii) a fee of $ for each Audit Committee meeting attended; and (iv) a fee of $         for each telephonic meeting of the Board of Trustees attended. Because the Fund is newly organized, it has not paid any compensation to its Trustees during any prior fiscal years. The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund’s fiscal year ended      , assuming a full fiscal year of operations. Officers of the Fund, all of whom are members, officers, or employees of the Investment Adviser, or their affiliates, receive no compensation from the Fund.

Total Compensation
		Pension or Retirement		from the Fund and
	Aggregate Estimated	Benefits Accrued as Part	Estimated Annual	Fund
	Compensation	of	Benefits Upon	Complex(3)
Name(1)	from the Fund	Fund Expenses(2)	Retirement(2)	Paid to Trustee
	$	None	None	$
	$	None	None	$
	$	None	None	$

(1)	Trustees not entitled to compensation are not included in the table.

(2)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

(3)	The “Fund Complex” includes the Fund and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are three funds (including the Fund) in the Fund Complex.
Trustee Share Ownership
     As of      , each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of	Companies Overseen by Trustee in
Name	Equity Securities in the Fund	Family of Investment Companies(1)
Independent Trustees: Brian R. Bruce
Edward N. McMillan
Ronald P. Trout

Interested Trustee:
Jerry V. Swank (2)

(1)	The “Family of Investment Companies” includes the Fund and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are three funds (including the Fund) in the Family of Investment Companies.

(2)	The Investment Adviser has purchased common shares of the Fund in order to provide the Fund with over $100,000 of net capital as required by the 1940 Act. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the common shares of the Fund held by the Investment Adviser.
Portfolio Management
     Jerry V. Swank, Daniel L. Spears and Judd B. Cryer (the “portfolio managers”) are primarily responsible for the day-to-day management of the Fund’s portfolio. The following section discusses the accounts managed by the portfolio managers, the structure and method of their compensation and potential conflicts of interest.
     Other Accounts Managed by the Portfolio Managers. The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Asset amounts are approximate and have been rounded.
     As of      , Mr. Swank managed or was a member of the management team for the following client accounts:

Number of Accounts
	Number of		Subject to a	Assets Subject to a
	Accounts	Assets of Accounts	Performance Fee	Performance Fee
Registered Investment Companies		$		$
Pooled Investment Vehicles Other Than Registered Investment Companies		$		$
Other Accounts		$		$
     As of      , Mr. Spears managed or was a member of the management team for the following client accounts:

Number of Accounts
	Number of		Subject to a	Assets Subject to a
	Accounts	Assets of Accounts	Performance Fee	Performance Fee
Registered Investment Companies		$		$
Pooled Investment Vehicles Other Than Registered Investment Companies		$		$
Other Accounts		$		$
     As of      , Mr. Cryer managed or was a member of the management team for the following client accounts:

			Number of	Assets Subject
			Accounts	to a
	Number of	Assets of	Subject to a	Performance
	Accounts	Accounts	Performance Fee	Fee
Registered Investment Companies	$		$
Pooled Investment Vehicles Other Than Registered Investment Companies	$		$
Other Accounts	$		$
     Compensation and Potential Conflicts of Interest. Messrs. Swank, Spears and Cryer are compensated by the Investment Adviser. Messrs. Swank and Spears are principals of the Investment Adviser and are compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank, Spears and Cryer have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. See “Principal Risks of the Fund — Conflicts of Interest with the Investment Adviser” in the Fund’s Prospectus.
     Securities Ownership of the Portfolio Managers.
     Jerry V. Swank. Over $100,000. The Investment Adviser has purchased common shares of the Fund in order to provide the Fund with over $100,000 of net capital as required by the 1940 Act. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the common shares of the Fund held by the Investment Adviser.
     Daniel L. Spears and Judd B. Cryer. None.
Advisory Agreement
     Cushing MLP Asset Management, LP acts as the investment adviser to the Fund. The Investment Adviser’s principal business address is 8117 Preston Road, Suite 440, Dallas, Texas 75225.
     The Investment Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Investment Management Agreement”), dated July 27, 2011 between the Investment Adviser and the Fund. The Investment Management Agreement has an initial term expiring two years after the date of its execution, and may be continued in effect from year to year thereafter subject to the approval thereof by (1) the Board of Trustees or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.
     The Investment Management Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by either party. The Fund may terminate by action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities (accompanied by appropriate notice), and the Investment Management Agreement will terminate automatically upon its assignment (as defined in the 1940 act and the rules thereunder). The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Trustees or by vote of a majority of outstanding voting securities, in the event that it is established by a court of competent jurisdiction that the Investment Adviser or any principal, officer or employee of the Investment Adviser has taken any action that results in a breach of the covenants of the Investment Adviser set out in the Investment Management Agreement. The Investment Management Agreement will provide that the Investment Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention will have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation will have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.
     Pursuant to the Investment Management Agreement, the Investment Adviser is responsible for managing the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of the Fund’s Board of Trustees. Although the Investment Adviser intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Investment Adviser are not exclusive, and the Investment Adviser provides similar services to other clients and may engage in other activities.
     Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% of the average weekly value of the Fund’s Managed Assets during such month (the “Management Fee”) for the services and facilities provided by the Investment Adviser to the Fund. Because the Management Fee is based upon a percentage of the Fund’s Managed Assets, the Management Fee will be higher if the Fund employs leverage. Therefore, the Investment Adviser will have a financial incentive to use leverage, which may create a conflict of interest between the Investment Adviser and the Fund’s common shareholders.
     The Investment Adviser also provides such additional administrative services as the Fund may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Fund. In addition, the Investment Adviser pays the salaries of officers of the Fund who are employees of the Investment Adviser and any fees and expenses of Trustees of the Fund who are also officers, directors, or employees of the Investment Adviser or who are officers or employees of any company affiliated with the Investment Adviser.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the oversight of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Investment Adviser to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Investment Adviser. In selecting broker/dealers and in negotiating commissions, the Investment Adviser will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.
     Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental to those transactions (such as clearance, settlement, and custody).
     In light of the above, in selecting brokers, the Investment Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Adviser or to the Fund. The Investment Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Investment Adviser.

     The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities on behalf of the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Investment Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the views of the persons responsible for recommending investments to the Fund and such other accounts and funds.
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
     This section and the discussion in the Prospectus (see “Certain U.S. Federal Income Tax Considerations”) provide a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined in the Prospectus) that hold shares of the Fund as capital assets (generally, for investment). The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.
The Fund
     The Fund will be treated as a regular, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%). In addition, as a C corporation, the Fund will be subject to state and local income taxation by reason of its investments in equity securities of Energy Trusts and MLPs. Therefore, the Fund may have state and local income tax liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the shares of the Fund. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on the shares of the Fund. The Fund will not be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of Energy Trusts and MLPs.
Certain Fund Investments
     Energy Trust Securities. The Fund intends to invest in U.S. royalty trusts. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.
     The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the U.S. royalty trusts in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.
     MLP Equity Securities. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends.

For this reason, it is said that corporate income is taxed at two levels. Unlike a corporation, an MLP is treated for U.S. federal income tax purposes as a partnership, which means that no U.S. federal income tax is paid at the entity level. A partnership’s net income and net gains are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner pays tax on its share of the partnership’s net income and net gains regardless of whether the partnership distributes cash to the partners. All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are passed through to the partners as well. Partnership income is thus said to be taxed only at one level—at the partner level.
     The Code generally requires all publicly-traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be treated as a partnership for U.S. federal income tax purposes. Such publicly-traded partnerships are referred to herein as MLPs. Under these requirements, an MLP is required to receive 90 percent of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or carbon dioxide. Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.
     Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is not itself taxable (since income of the MLP is taxable to its investors even if not distributed) to the extent of the investor’s basis in its MLP interest and is treated as income or gain to the extent the distribution exceeds the investor’s basis (see description below as to how an MLP investor’s basis is calculated) in the MLP.
     To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.
     The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently a maximum rate of 35%), regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP generally will be equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of income or gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. If the Fund is required to sell equity securities in the MLPs to meet redemption requests, the Fund likely will recognize income and/or gain for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund and decrease cash available for distribution to shareholders.
     Any capital losses that the Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried back for a period of three years and forward for a period of five taxable years. Because (i) the period for which capital losses may be carried forward is limited to five taxable years and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the Fund may expire without being utilized.
     The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.
     Other Investments. The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving the corresponding amount cash.
     If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received therefrom.
     Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.
U.S. Shareholders
     Distributions. Distributions by the Fund of cash or property in respect of the shares of the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2012, are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements. Thereafter, dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) will be fully taxable at ordinary income rates (i.e., up to 39.6%) unless further Congressional action is taken.
     If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the Fund for more than one year.
     U.S. Shareholders that participate in the Fund’s Plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the Fund.
     Sales of Shares of the Fund. Upon the sale or other taxable disposition of shares of the Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on such disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the Fund. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the shares of the Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2012). The deductibility of capital losses is subject to limitations under the Code.
     A U.S. Shareholder’s adjusted tax basis in its shares of the Fund may be less than the price paid for the shares of the Fund as a result of distributions by the Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).
     UBTI. Under current law, an investment in shares of the Fund will not generate unrelated business taxable income (“UBTI”) for tax-exempt U.S. Shareholders, provided that the tax-exempt U.S. Shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the shares of the Fund. A tax-exempt U.S. Shareholder would recognize UBTI by reason of its investment in the Fund if the shares of the Fund constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder.
SERVICE PROVIDERS
Administrator
     U.S. Bancorp Fund Services LLC, the Administrator, which is located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s administrator pursuant to a fund administration servicing agreement. Pursuant to this agreement, the Administrator provides the Fund with, among other things, compliance oversight, financial reporting oversight and tax reporting. The Fund pays the Administrator a monthly fee computed at an annual rate of      % of the first $       million of Managed Assets,       % on the next $       million of Managed Assets and      % on the balance of Managed Assets, subject to a minimum annual fee of $. The Fund will also pay for the Administrator’s out-of-pocket expenses. The Administrator also serves as fund accountant pursuant to a fund accounting servicing agreement.
Custodian
     U.S. Bank, National Association (the “Custodian”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund pursuant to the Custodian Agreement with the Trust (the “Custodian Agreement”). The Custodian and the Administrator are affiliates of each other. Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.
Transfer Agent
     Computershare Inc. and its fully owned subsidiary Computershare Trust Company, N.A., which are located at 250 Royall Street, Canton, MA 02021, have entered into a transfer agency and service agreement with the Fund. Under this agreement, Computershare Trust Company, N.A. serves as the Fund’s transfer agent, registrar and administrator of its dividend reinvestment plan, and Computershare Inc. serves as dividend disbursing agent and may act on behalf of Computershare Trust Company, N.A. in providing certain of the services covered by the agreement.
GENERAL INFORMATION
Additional Information
     The Prospectus and this SAI constitute part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. The Prospectus and this SAI omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained in the Prospectus and herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

Control Persons and Principal Holders
     Prior to the public offering of the common shares, the Investment Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act, which requires the Trust to have a net worth of at least $100,000 prior to making a public offering. As of the date of this SAI, the Investment Adviser owned 100% of the Trust’s outstanding common shares and therefore may be deemed to control the Trust until such time as it owns less than 25% of the Trust’s outstanding common shares, which is expected to occur as of the completion of the offering of the common shares. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the common shares of the Fund held by the Investment Adviser and therefore may be deemed to be a control person of the Fund.
Counsel and Independent Registered Public Accounting Firm
     Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, is special counsel to the Fund in connection with the issuance of the common shares.
     serves as the independent registered public accounting firm of the Fund and will annually render an opinion on the financial statements of the Fund.
Proxy Voting Policy and Procedures and Proxy Voting Record
     The Fund has delegated authority to vote proxies to the Investment Adviser, subject to the supervision of the Board of Trustees. Attached hereto as Appendix B is the Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.
     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to the Fund’s web site at www.cushingfunds.com. The Fund’s most recent proxy voting record for the twelve-month period ended June 30 which has been filed with the SEC will also available without charge on the Fund’s web site at _______________. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.
Trustee and Officer Liability
     Under the Fund’s Agreement and Declaration of Trust and its Bylaws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Fund are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Fund, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Fund or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.
Shareholder Reports
     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund’s independent registered public accounting firm.
Code of Ethics
     The Fund and the Investment Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act. This code permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. This code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The code of ethics is available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of this code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[TO BE PROVIDED BY AMENDMENT]

FS-1

FINANCIAL STATEMENTS FOR THE FUND
[TO BE PROVIDED BY AMENDMENT]

FS-2

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS
Standard & Poor’s
A brief description of the applicable Standard & Poor’s rating symbols and their meanings (as published by Standard & Poor’s) follows:
A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue’s market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CC ‘, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Moody’s Investors Service Inc.
A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:
Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Medium-Term Note Ratings
Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:
•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments;

•	Notes containing provisions that subordinate the claim.
For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.
Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES
[TO BE PROVIDED BY AMENDMENT]

B-1

PART C
OTHER INFORMATION
Item 25. Financial Statements And Exhibits
(1)	Financial Statements
The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by Pre-Effective Amendment to the Registration Statement.

(2)	Exhibits
(a)(i)	Certificate of Trust (1)

(a)(ii)	Agreement and Declaration of Trust of Registrant (1)

(a)(iii)	Amended and Restated Agreement and Declaration of Trust of Registrant (1)

(b)	Bylaws of Registrant (1)

(c)	Not applicable

(d)	Not applicable

(e)	Dividend Reinvestment Plan of Registrant (1)

(f)	Not applicable

(g)	Form of Investment Management Agreement between Registrant and Cushing MLP Asset Management, LP (1)

(h)	(i) Form of Underwriting Agreement (*)

(i)	Not applicable

(j)(i)	Form of Custody Agreement (*)

(k)(i)	Form of Stock Transfer Agency Agreement (*)

(ii)	Form of Administration Agreement (*)

(iii)	Form of Fund Accounting Agreement (*)

(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP (*)

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm (*)

(o)	Not applicable

(p)	Form of Initial Subscription Agreement (1)

(q)	Not applicable

(r)	Code of Ethics of the Registrant and the Investment Adviser (*)

(s)	Power of Attorney (1)

(1)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (333-175925 and 811-22593), on Form N-2, filed on August 1, 2011.

(*)	To be filed by amendment.
Item 26. Marketing Arrangements
Reference is made to Exhibit 2(h) to this Registration Statement to be filed by further amendment.
Item 27. Other Expenses of Issuance and Distribution
The following table(1) sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Fees	$
FINRA Fees
Printing/Engraving Expenses
Marketing Expenses
Legal Fees
Exchange Listing Fees
Audit Fees
Miscellaneous
Total	$

(1)	To be completed by amendment.
Item 28. Persons Controlled by or Under Common Control with Registrant
None
Item 29. Number of Holders of Securities

Number of Record Shareholders
Title Class	as of , 2011
Common shares of beneficial interest, par value $.01 per share
Item 30. Indemnification
[To be provided by amendment.]
Item 31. Business and Other Connections of the Adviser
The Investment Adviser is not engaged in any other business, profession, vocation or employment of a substantial nature. A description of any other business, profession, vocation or employment of a substantial nature in which each limited partner or executive officer of the Investment Adviser is or has been during the past two fiscal years engaged in for his or her own account or in his or her capacity as trustee, officer, or portfolio manager of the Fund, is set forth in Part A and Part B of this Registration Statement in the sections entitled “Management of the Fund” or in the Investment Adviser’s Form ADV, as filed with the SEC (SEC File No. 801-63255), and which Form ADV is incorporated herein by reference.
Item 32. Location of Accounts and Records
The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated under the 1940 Act, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant. The Registrant is located at the following address: The Cushing Royalty & Income Fund, 8117 Preston Road, Suite 440, Dallas, Texas 75225. The Fund’s custodian is located at the following address: U.S. Bank National Association, 1555 N. Riveright Dr., Suite 302, Milwaukee, WI

53212. The Fund’s transfer agent, registrar and administrator is located at the following address: Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021.
Item 33. Management Services
Not applicable.
Item 34. Undertakings
1.	Registrant undertakes to suspend the offering of common shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
2.	Not applicable.
3.	Not applicable.
4.	Not applicable.
5.	Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.
Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.
6.	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

Signatures
     As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant’s Registration Statement has been signed on behalf of the Registrant, in the City of Dallas, State of Texas, on the 7th day of October, 2011.

THE CUSHING ROYALTY & INCOME FUND
By:	/s/ Jerry V. Swank
	Name:	Jerry V. Swank
	Title:	Trustee, Chairman of the Board, Chief Executive Officer and President

     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 7th day of October, 2011.

NAME	DATE	TITLE

/s/ Jerry V. Swank	October 7, 2011	Trustee, Chairman of the Board, Chief Executive Officer and President

Jerry V. Swank

/s/ John Alban	October 7, 2011	Chief Financial Officer and Treasurer

John Alban

*	October 7, 2011	Trustee

Brian R. Bruce

*	October 7, 2011	Trustee

Edward N. McMillan

*	October 7, 2011	Trustee

Ronald P. Trout

* By:	/s/ Jerry V. Swank
Jerry V. Swank
As Attorney-In-Fact October 7, 2011

C-4